Exhibit 10





                             100 NORTH LAURA STREET

                             STANDARD OFFICE LEASE

                                  INDEX TO
                 100 NORTH LAURA STREET STANDARD OFFICE LEASE

                                                             Page

1.   PREMISES; COMMON AREAS:                                    3
     _______________________
2.   LEASE TERM; LEASE DATE:                                    3
     _______________________
3.   RENT:                                                      4
     _____
4.   SECURITY DEPOSIT:                                          8
     _________________
5.   USE:                                                       8
     ____
6.   DELAY OF POSSESSION:                                       8
     ____________________
7.   ACCEPTANCE OF PREMISES; LANDLORD'S WORK:                   9
     ________________________________________
8.   INTENTIONALLY DELETED:                                     9
     ______________________
9.   BUILDING SERVICES:                                         9
     __________________
10.  SECURITY:                                                 11
     _________
11.  REPAIRS AND MAINTENANCE:                                  12
     ________________________
12.  TENANT'S ALTERATIONS:                                     13
     _____________________
13.  LANDLORD'S ADDITIONS AND ALTERATIONS:                     13
     _____________________________________
14.  ASSIGNMENT AND SUBLETTING:                                14
     __________________________
15.  TENANT'S INSURANCE COVERAGE:                              14
     ____________________________
16.  LANDLORD'S INSURANCE COVERAGE:                            15
     ______________________________
17.  SUBROGATION:                                              15
     ____________
18.  DAMAGE OR DESTRUCTION BY CASUALTY:                        16
     __________________________________
19.  CONDEMNATION AND EMINENT DOMAIN:                          17
     ________________________________
20.  LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION:      17
     ____________________________________________________
21.  RELOCATION OF TENANT:                                     18
     _____________________
22.  COMPLIANCE WITH LAWS:                                     18
     _____________________
23.  RIGHT OF ENTRY:                                           19
     _______________
24.  DEFAULT:                                                  19
     ________
25.  LANDLORD'S REMEDIES FOR TENANT'S DEFAULT:                 20
     _________________________________________
26.  LANDLORD'S DEFAULT:                                       21
     ___________________
27.  LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT:         22
     _________________________________________________


28.  LIENS:                                                    22
     ______
29.  NOTICES:                                                  22
     ________
30.  MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION:            23
     ______________________________________________
31.  ATTORNMENT AND MORTGAGEE'S REQUEST:                       23
     ___________________________________
32.  TRANSFER BY LANDLORD:                                     24
     _____________________
33.  SURRENDER OF PREMISES; HOLDING OVER:                      24
     ____________________________________
34.  NO WAIVER; CUMULATIVE REMEDIES:                           24
     _______________________________
35.  WAIVER OF RIGHT TO JURY TRIAL:                            25
     ______________________________
36.  CONSENTS AND APPROVALS:                                   25
     _______________________
37.  RULES AND REGULATIONS:                                    25
     ______________________
38.  SIGNS:                                                    25
     ______
39.  LIMITED AUTHORITY OF LEASING AGENT:                       26
     ___________________________________
40.  SUCCESSORS AND ASSIGNS:                                   26
     _______________________
41.  QUIET ENJOYMENT:                                          26
     ________________
42.  ENTIRE AGREEMENT:                                         26
     _________________
43.  HAZARDOUS SUBSTANCES:                                     26
     _____________________
44.  MISCELLANEOUS:                                            28
     ______________
45.  RADON GAS NOTIFICATION.                                   30
     _______________________



                            EXHIBITS

A.   Legal Description/Floor Plan

B.   Work Letter

C.   Rules and Regulations

D.   Form Term Commencement and Expiration Agreement

E.   Form Subordination, Non-Disturbance and Attornment Agreement


                            ADDENDA

A.   Special Provisions



                    BASIC LEASE INFORMATION
                     100 NORTH LAURA STREET
                     STANDARD OFFICE LEASE

Date:           February __, 2004

Landlord:       ABS LAURA STREET, LLC, a Florida limited
                liability company

Tenant: THE JACKSONVILLE BANK, a Florida banking corporation

Section 1       Premises: Suites 120 and 1000,  100 North Laura
Page 1          Street,
                Jacksonville, Florida 32202

Section 1       Net Rentable Area of Premises:
Page 1          3,335 rentable square feet as to Suite 120
                8,665 rentable square feet as to Suite 1000

Section 2       Lease Commencement Date:
Page 2          September 1, 2004

Section 2       Expiration Date:
Page 2          August 31, 2011

Section 2       Rent Commencement Date:
Page 2          September 1, 2004

Section 3       Base Rent:  Base Rent during the Primary lease
Page 3          term shall be based upon the stipulated
                Rentable Area set forth above per year, and payable monthly in advance, without deduction or offset, on the first day of each calendar month together with applicable sales tax and applicable local taxes, as follows:



Lease Year*  Rental Rate**        Annual Rent***    Monthly Rent***
___________  _____________        ______________    _______________


   1.           $20.00             $240,000.00         $20,000.00
   2.           $20.50             $246,000.00         $20,500.00
   3.		$21.00             $252,000.00         $21,000.00
   4.	        $21.50             $258,000.00         $21,500.00
   5.	        $22.00             $264,000.00         $22,000.00
   6.           $22.50             $270,000.00         $22,500.00
   7.	        $23.00             $276,000.00         $23,000.00

                *Lease year is from September 1 - August 31 of the following year.
                **Per rentable square foot
                ***Does not include applicable sales taxes due with monthly rent.

Section 3       Tenant's Share:
Page 11         8.79%

Section 3       Advance Rent:
Page 12         None

Section 4       Security Deposit:
Page 14         Waived

Section 5       Use of Premises: As a Banking Facility as to
Page 15         Suite 120, Executive Banking offices as to
                Suite 1000

                Tenant's Address for Notices Prior to Lease
                Commencement Date:
                76 South Laura Street, Suite 104, Jacksonville,
                FL 32202

                Tenant's Address for Notices After Lease
                Commencement Date:
                100 North Laura Street, Suite 1000,
                Jacksonville, Florida 32202


                Landlord's Address for Notices:

                      ABS Laura Street, LLC
                      100 N. Laura Street, Suite 100
                      Jacksonville, Florida 32202
                      Attn: Maurice Nichols

                With copies to:

                     David T. Abraham, Esquire
                     Brant, Abraham, Reiter & McCormick, P.A.
                     50 N. Laura Street, Suite 2750
                     Jacksonville, FL  32202

Section 44      Tenant's Real Estate Broker or Salesman:
Page 52         None


     The provisions of this Lease identified above are for informational purposes only. In the event of any conflict between the Basic Lease Information and the Lease, the Lease shall control.

                     100 NORTH LAURA STREET
                     STANDARD OFFICE LEASE

     THIS LEASE ("Lease") is made as of the _____ day of March, 2004, by and between ABS Laura Street, LLC., a Florida limited liability company ("Landlord"), and The Jacksonville Bank, a Florida banking corporation ("Tenant"), having an office at 76 South Laura Street, Suite 104, Jacksonville, Florida 32202.

                      W I T N E S S E T H:
		      ____________________

1.   PREMISES; COMMON AREAS:
     _______________________

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises known as Suites 120 and 1000 as shown on the floor plan attached hereto as Exhibit "A" and by this reference incorporated herein ("Premises") which are located in the 100 Laura Street Building located at 100 N. Laura Street, Jacksonville, Florida 32202 (the "Building").

     The term "Net Rentable Area" shall mean "Rentable Area" as defined in the BOMA Method for Measuring Floor Area in Office Buildings published by the American National Standard Institute, Inc., ANSI Z65.1-1993. Where the term "Net Rentable Square Feet is used in this Lease, calculation of Net Rentable Square Feet shall be made as set forth in the BOMA Method for Measuring Floor Area as set forth above. The parties hereby irrevocably agree that, notwithstanding the actual area of the Premises, for the purposes of this Lease, the Premises shall be deemed to contain 12,000 square feet of Net Rentable Area, regardless of whether there are variations in the actual measured area of the Premises, as the Premises exist from time to time. The amount of Base Rent and Additional Rent shall be adjusted proportionately in the event of a future adjustment in the number of square feet of Net Rentable Area in the Premises due to an amendment to this Lease or to any other physical addition to or deletion from the Premises unless otherwise set forth in an amendment to this Lease.

     As used herein, the term "Common Areas" shall refer to those areas devoted to public corridors, elevators, elevator foyers, lobbies, janitor closets, rest rooms, mechanical rooms, Building storage rooms, Building engineering offices, mail rooms, Building repair shops, Building receiving areas, and other similar facilities or spaces used for the common use of, or providing service to, two or more tenants. Subject to the terms, provisions, conditions and covenants set forth in this Lease and to Rules and Regulations promulgated by Landlord from time to time, Tenant has the right, in common with Landlord, all other tenants in the Building and invitees thereof and visitors thereto, to the nonexclusive use of or service by the Common Areas for the purposes for which they are designed and intended, provided however that Tenant shall not have any right of access to or use of Common Areas not meant for public use, not designed for Tenant's use or reserved for certain tenants to the exclusion of other tenants. The Common Areas serving the Building will at all times be subject to Landlord's exclusive control and management in accordance with the terms and provisions of this Lease, and Landlord shall have the absolute right to reconfigure the Common Areas, change portions of the Common Areas into leased space for one or more tenants, and exclude one or more tenants from use or enjoyment of portions of the Common Areas so long as such acts do not materially interfere with Tenant's use of the Premises and the operation of Tenant's business therein.

2.   LEASE TERM; LEASE DATE:
     _______________________

     The lease term ("Lease Term") is seven (7) years, commencing on September 1, 2004 ("Lease Commencement Date") and ending on August 31, 2011 ("Expiration Date"). Tenant's obligation to pay Rent (as hereafter defined), will commence on September 1, 2004 ("Rent Commencement Date"). Notwithstanding the foregoing, the parties agree and acknowledge that the aforesaid Lease
Commencement Date and/or the Rent Commencement Date are subject to change pursuant to the work letter attached hereto as Exhibit "B" and by this reference incorporated herein ("Work Letter"), including, but not limited to, Sections 6 and/or 7 thereof. In the event that the Commencement Date and/or the Rent Commencement Date are changed pursuant to the Work Letter, all provisions, dates and time periods contained in this Lease and the attachments to this Lease shall be conformed, extended and/or reduced as necessary to carry out the intent of this Lease as if the changed Commencement Date or Rent Commencement Date were originally set forth herein. The parties agree to execute the Term Commencement and Expiration Agreement in the form of Exhibit "D" attached hereto within thirty (30) days after the Rent Commencement Date. Tenant's obligation to pay Overhead Rent and Additional Rent (as such terms are hereafter defined) shall commence on the Lease Commencement Date. Base
Rent, Overhead Rent and Additional Rent are sometimes collectively referred to herein as "Rent."

3.   RENT:
     _____
     A.   Base Rent.

     Tenant will pay as the base rent for the Premises for the Lease Term ("Base Rent") the amounts set forth below, which are per square foot of Net Rentable Area per annum (based upon the stipulated Net Rentable Area set forth above), payable without demand, set off or deduction, in advance, on or before the first day of each month, in equal monthly installments, plus applicable sales and other such taxes, tax on rentals and any other similar charges now existing or hereafter imposed based upon the privilege of leasing the Premises or based upon the amount of Rent collected therefor, all such amounts being included within the definition of Base Rent.



Lease Year*     Rental Rate**      Annual Rent***  Monthly Rent***
___________     _____________      ______________  _______________

   1.           $20.00             $240,000.00      $20,000.00
   2.	        $20.50             $246,000.00      $20,500.00
   3.	        $21.00             $252,000.00      $21,000.00
   4.	        $21.50             $258,000.00      $21,500.00
   5.	        $22.00             $264,000.00      $22,000.00
   6.	        $22.50             $270,000.00      $22,500.00
   7.	        $23.00             $276,000.00      $23,000.00



                *Lease year is from September 1 - August 31 of the following year.
                **Per rentable square foot
                ***Does not include applicable sales taxes due with monthly rent.

Notwithstanding the foregoing, payment for the first month of Base Rent due hereunder shall be paid in advance by Tenant on the earliest date on which this Lease has been signed by Landlord and Tenant. Each twelve month period commencing on the Commencement Date (or commencing on the first day of the first month following the Commencement Date if the Commencement Date is other than the first day of the month, in which event the First Lease Year shall include the period between the Commencement Date and the first day of the first month thereafter) or anniversary thereof is hereof referred to as a "Lease Year".

     B.   Overhead Rent.

     Landlord shall, each calendar year, pay the base operating amount ("Base Operating Amount"), as hereafter defined. Tenant shall pay to Landlord, as overhead rent ("Overhead Rent"), prorated for that part of the Lease Term within the applicable calendar year, Tenant's share ("Tenant's Share"), as hereafter defined, of the total amount of (i) the annual operating expenses ("Operating Expenses"), as hereafter defined, and (ii) the annual taxes ("Taxes"), as hereafter defined, in excess of the Base Operating Amount. For all calendar years during the Lease Term, Landlord shall, in advance, reasonably estimate for each such upcoming calendar year the total amount of the Overhead Rent. One-twelfth (1/12) of the estimated Overhead Rent shall be payable monthly in advance, along with the monthly payment of the Base Rent. Such estimate shall be made by Landlord on or before January 1st of each calendar year. On or before March 31st or as close thereto as is reasonably practicable thereafter following a year for which Overhead Rent was payable hereunder, Landlord shall provide Tenant with written notice of the amount of the actual Overhead Rent for the previous calendar Year, and a reasonable breakdown of the items included therein (the "Reconciliation Statement"), together with an invoice for any underpayment of Overhead Rent (to be paid by Tenant within thirty
(30) days following receipt of such invoice, or to be included with the next monthly payment of Rent). Any overpayment of Overhead Rent shall be immediately credited against Tenant's obligation to pay Rent, or, if by reason of the termination of the Lease Term, no such future obligation exists, refunded to Tenant. When calculating Taxes, such calculation shall, with respect to ad valorem taxes, be calculated with reference to the gross amount set forth in the official tax bill issued by the appropriate taxing authorities, irrespective of the amount actually paid by Landlord for such year in light of a protest or dispute over the amount of such Taxes. In the event the Taxes for any year are in fact contested by Landlord, however, the amount ultimately payable by Tenant for that year shall be based upon the amount found to be payable in a final determination, whether such final determination is in the form of a pronouncement from the appropriate tribunal or a settlement and all costs and expenses (including legal fees) of the contest shall be included as a portion of the Taxes so determined unless otherwise charged as Operating Expenses when incurred. If the amount ultimately due and payable by Landlord is less than the gross amount set forth in the tax bill upon which Landlord received Overhead Rent from Tenant, Landlord shall immediately credit against Tenant's obligation to pay Rent, or if by reason of the termination of the Lease Term, no such future obligation exists, refund to Tenant the Tenant's Share of the difference between the gross amount upon which Tenant's Share of Taxes were originally based and the sum of all costs and expenses (including legal fees) incurred by Landlord in contesting Taxes and the final amount of Taxes determined to be due.

          For a period of ninety (90) days after receipt of the Reconciliation Statement, Tenant shall have the right, subject to the provisions of this paragraph and paragraph 3.D.(6), upon at least fifteen (15) days' advance notice, to visit Landlord's office or other location in the Building selected by Landlord during Business Hours, as hereafter defined, to inspect Landlord's books and records concerning the Overhead Rent for only the period for which Overhead Rent is charged in the Reconciliation Statement and for no other period. If Tenant does not (i) provide such notice within the said ninety (90) day period, and (ii) complete its inspection and provide Landlord with a copy of its final audit and report as required by paragraph 3.D.(6) within thirty days after such notice, Landlord and Tenant shall thereafter be irrevocably bound to accept as true and correct the matters, calculations, assumptions and all other determinations set forth in the Reconciliation Statement, which shall be final and binding on both Landlord and Tenant.

     C.   Definition of Material Terms.

          (1) The term "Operating Expenses" shall mean (i) any and all costs of Landlord's ownership, management, operation and maintenance of the Building, including, without limitation, wages, salaries, taxes, insurance, licenses, permits benefits and other payroll burdens of all employees, janitorial, maintenance, guard and other services, legal and accounting services directly related to the management and operation of the Building, management service costs, fees and expenses, Building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, garbage removal, window cleaning, system maintenance, organizational membership dues, costs, contributions and expenses for organizations reasonably related to the Building or its location, management or operation, parking area care, charges for rental equipment or rental of parking spaces for tenants and invitees thereof in other office buildings and garages, and any and all other utilities, materials, supplies, maintenance, repairs, casualty, liability, loss of income, and other insurance applicable to the Building and Landlord's personal property and depreciation on personal property, and (ii) the cost (amortized over such reasonable period as Landlord shall determine together with interest at the rate of twelve percent (12%) per annum on the unamortized balance) of any capital improvements, replacements or additions made to the Building by Landlord after the date of this Lease that reduce other Operating Expenses or are made to the Building by Landlord after the date of this Lease that are or may be required under any governmental law or regulation or are or may be necessary to maintain the Building or its fixtures or Common Areas in an attractive, safe, or habitable condition; provided, however, that Operating Expenses shall not include real property taxes, depreciation on the Building other than depreciation on carpeting or other floor covering in public corridors and Common Areas, costs of tenants' improvements, real estate broker's commissions, interest and capital items other than those referred to in subsection (ii) above. To the extent that Landlord expends funds for capital improvements, additions or replacements, and such capital improvements, additions or replacements result in a reduction ("Operating Costs Savings") in Operating Costs, Landlord may add an amount equal to the Operating Costs Savings for any calendar year to the amount of Operating Costs and apply such amount toward the amortization of such capital improvements, additions or replacements in order to accelerate the complete amortization of such capital improvements, additions or replacements as allowed above. Landlord shall maintain accounting books and records in accordance with sound accounting principles. In determining the amount of Operating Expenses for any calendar year, (i) if less than ninety-five percent (95%) of the Building shall have been occupied by tenants and fully used by them, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization been made during the entire period and (ii) if Landlord is not furnishing particular work or services (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such period by Landlord had Landlord furnished such work or service to such tenant.

          (2) The term "Taxes" shall mean the gross amount of all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens, fees or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes whatsoever (except only those taxes of the following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax-paying entity without regard to Landlord's income source as arising from or out of the Building and/or the land on which it is located) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other amount required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax," "sales tax," "rental tax," "excise tax," "business tax," "impact fee" or designated in any other manner.

          (3) The term "Base Operating Amount" will be deemed to be the total amount of Operating Expense (as defined in this Lease) incurred or paid by Landlord for the calendar year com mencing January 1, 2005 and ending December 31, 2006. The Base Operating Amount, (i) shall be communicated to Tenant as soon as practicable after the end of the 2005 calendar year, and (ii) shall be final for all purposes, provided however that Tenant shall have the right to dispute or audit the Base Operating Amount as if it were a Reconciliation Statement in accordance with Paragraph 3.D.(6) for a period of ninety (90) days after receipt thereof.

          (4)  The term "Tenant's Share" shall mean the following
percentage:   Eight and seventy-nine one hundredths percent
(8.79%). Landlord and Tenant acknowledge that Tenant's Share has been obtained by dividing the Net Rentable Area of the Premises as set forth in paragraph 1 of this Lease (unless increased by expansion of the Premises), by the total Net Rentable Area of the Building, which Landlord and Tenant hereby stipulate for all purposes is 136,500 Net Rentable Square Feet, and multiplying such quotient by 100. In the event Tenant's Share is changed during a calendar year by reason of a change in the Net Rentable Area of the Premises, Tenant's Share shall thereafter mean the result obtained by dividing the new Net Rentable Area of the Premises by 136,500 Net Rentable Square Feet and multiplying such quotient by 100 and for the purposes of paragraph 3B, Tenant's Share shall be determined on the basis of the number of days during such calendar year applicable to each such Tenant's Share.

          (5) The term "Rent" shall mean the sum of the Base Rent, Overhead Rent and Additional Rent. The term "Additional Rent" is sometimes used herein to refer to any and all other sums payable by Tenant hereunder, including, but not limited to, parking charges, late charges, and any taxes or other fees not included as part of the Base Rent or Overhead Rent. Tenant agrees to pay Additional Rent upon demand by Landlord, and agrees that Additional Rent is to be treated in the same manner as Base Rent and Overhead Rent hereunder, both in terms of the lien for Rent herein provided and in terms of the default provisions herein contained.

     D.   Related Provisions.

          (1) Notwithstanding the fact that Rent shall be due and payable as provided in Paragraph 3 hereof, Tenant covenants and agrees to pay a late charge for any payment of Rent not received by Landlord on or before five o'clock p.m. on the tenth
(10th) day of the month in which such payment is due and for any other payment, such as Additional Rent, not received by Landlord on or before five o'clock p.m. of the date when same is due.
Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in the case of Additional Rent. The amount of the late charge shall be an amount equal to the interest accruing at the rate of eighteen percent (18%) per annum on the sum(s) outstanding, with such interest commencing on the dates aforesaid, and ending on the date of receipt of the sum(s) by Landlord. In the event any late charge is due to Landlord, Landlord shall advise Tenant in writing and Tenant shall pay said late charge to Landlord along with and in addition to the next payment of Rent. Landlord's acceptance of any Rent, late charge or amount due or portion thereof shall not be deemed as a waiver (i) of Tenant's obligation to pay Rent on a timely basis, (ii) of any late charge or portion thereof not paid, or (iii) of any default hereunder occasioned by Tenant's failure to pay Rent when due.

               (2) All sums due and payable pursuant to the terms and provisions of this Lease shall be paid by Tenant without offset, notice, demand or other credit, and shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. The Rent and Additional Rent shall be paid by Tenant at the Building manage ment office located in the Building or elsewhere as designated by Landlord in writing to Tenant.

               (3) Unless otherwise provided herein, Landlord shall notify Tenant in writing of any and all adjustments to Base
Rent. All such adjustments to Base Rent must be adjustments permitted under this Lease.

               (4)  If Tenant's possession of the Premises
commences on any day other than the first day of the month, Tenant shall occupy the Premises under the terms of this Lease and the pro rata portion of the Rent for such month based on the number of days of actual occupancy by Tenant shall be paid by Tenant; provided, however, that in such an event the Lease Com mencement Date, for the purposes of this Lease, shall be deemed to be the first day of the month immediately following the month in which possession is given.

               (5) Overhead Rent for the final months of this Lease is due and payable even though it may not be subject to calculation until subsequent to the Expiration Date of the Lease. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may retain the Security Deposit, as hereafter defined, and apply it in full or partial satisfaction of any Overhead Rent due for the final months of this Lease. If said Security Deposit is greater than the amount of any such Overhead Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease, then Landlord shall refund the balance of said

Security Deposit to Tenant as provided herein. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved of, the liability for or the obligation to immediately pay any Overhead Rent due for the final months of this Lease by reason of the provisions of this paragraph, nor shall Landlord be required to apply said Security Deposit first to such Overhead Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease.

               (6) Tenant hereby agrees that the Base Rent and the Overhead Rent from time to time computed by Landlord shall be final and binding on Tenant for all purposes of this Lease unless, within thirty (30) days after Landlord provides Tenant with the Reconciliation Statement, Tenant provides Landlord with written notice (i) disputing the mathematical accuracy of such amount (the "Disputed Amount"), which notice, in order to be valid, shall state with particularity each item in the Reconciliation Statement or other invoice or notice that is disputed and the reason that it is disputed, (ii) designate an attorney or accountant, reasonably acceptable to Landlord, and appointed by Tenant at its sole cost and expense, to review the mathematical accuracy of the Disputed Amount with Landlord and/or its designated representatives, and (iii) confirm that all matters in the Reconciliation Statement other than the Disputed Amount shall not be subject to adjustment, and agreeing to pay all of Landlord's costs and expenses in connection with such review, including attorneys' fees, accountants' fees and copying charges at $.25 per page, unless as a result thereof the Disputed Amount is demonstrated to contain a mathematical error adverse to Tenant in excess of five percent (5%) of the Disputed Amount. Landlord hereby agrees, in the event it receives such notice from Tenant, to cooperate in promptly completing such review and promptly refunding any excess portion of the Disputed Amount provided that such excess portion exceeds five percent (5%) of the Disputed Amount. Tenant shall have no right to audit or otherwise inspect Landlord's books or records for any period, including, without limitation, any Base Year, other than the year for which a Reconciliation Statement is issued and for which Tenant has given timely notice of a Disputed Amount as required herein. Tenant agrees that any inspection or audit shall be carried out at a location in the Building selected by Landlord during normal Business Hours.

               Tenant shall have no right to audit or inspect Landlord's books or records or to dispute any amount of Rent or Additional Rent for which Landlord has invoiced Tenant: (i) if Tenant is in default of this Lease; (ii) if Tenant has assigned or subleased any portion of the Premises, then only for the period prior to such assignment; (iii) if Tenant has conducted an audit of Landlord's books or records within the previous eighteen months unless such audit disclosed an error adverse to Tenant of greater than five percent (5%) of any Disputed Amount in such audit; or (iv) if Tenant has failed to give timely notice as required in this Lease. No subtenant or assignee of any Tenant shall have any right to audit, copy or review any of Landlord's books or records, or to dispute any Overhead Rent or Reconciliation Statement. Tenant shall provide, as a condition precedent to Landlord's duty to agree to any change in the Reconciliation Statement, a copy of any audit conducted by Tenant or any agent of Tenant.

4.   SECURITY DEPOSIT:
     _________________

     The requirement of a Security Deposit has been waived under this Lease, and no Security Deposit has been made by Tenant.

5.   USE:
     ____

     Tenant will use and occupy the Premises solely for the operation of a banking facility with indoor and outdoor ATM machines (such indoor ATM to be located solely within the Premises) and related executive offices. Tenant acknowledges that its type of business, as above specified, is a material consideration for Landlord's execution of this Lease. Tenant shall not change the nature of its business without the approval of Landlord, which approval may be withheld in the sole discretion of the Landlord. Tenant will not commit waste upon the Premises nor suffer or permit the Premises or any part of them to be used in any manner, or suffer or permit anything to be done in or brought into or kept in the Premises or the Building, which would: (i) violate any law or requirement of public authorities, (ii) cause or risk injury or waste to the Building or any part thereof, (iii) interfere with the normal operations of HVAC, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance or interfere with the usual and customary atmosphere of the Premises or the Building, (v) alter the appearance of the exterior of the Building unless expressly permitted by the terms of this Lease or of any portion of the interior other than the Premises pursuant to the provisions of this Lease, (vi) increase insurance premiums, or (vii) place any person or property in or around the Building at risk of injury or damage. In addition Tenant shall not (i) interfere with or obstruct the rights of other tenants or occupants of the Building, (ii) install in the Premises or bring into the Building any fixtures, equipment, furniture, materials, or other objects that will overload, damage, or obstruct any utility lines or heating or air conditioning equipment or systems providing services to the Building or the Premises, (iii) install in the Premises or bring into the Building any fixtures, equipment, furniture, materials, or other objects that will overload the floors in the Premises or the Building or in any way affect the structural capacity or design of the Premises or the Building,
(iv) install, remove from or move into or out of the Premises any furniture, fixtures, equipment, materials, supplies, or other objects except on such day and at such time as are approved in advance by Landlord, or (v) operate more than one shift on the Premises or otherwise operate or work in any manner which results in one employee, agent, independent contractor, guest, invitee or principal of Tenant working in relay with others, or occupying the Premises beyond Business Hours which shall be deemed to be a shift; provided, however, Landlord acknowledges and agrees that the nature of Tenant's business use of the Premises may require one or more employees of Tenant to work in the executive offices beyond Business Hours and such use of the Premises is permitted hereunder. Notwithstanding the foregoing, and subject to the other applicable terms and provisions of this Lease, Tenant may install an ATM on the exterior of the Premises on Forsyth Street.

6.   DELAY OF POSSESSION:
     ____________________

     A. If Landlord is unable to deliver possession of the Premises by reason of the holding over of any prior tenant or any other reason not associated with or caused directly or indirectly by Tenant, a per diem abatement of Rent and to the extent applicable, Additional Rent, will be allowed to Tenant for so long a period as possession by Tenant is so delayed. However, nothing set forth herein will operate to extend the Lease Term and said abatement will be the full extent of Landlord's liability to Tenant on account of a delay in delivery of possession of the Premises.

     B. Notwithstanding paragraph 6A above, if Landlord is unable to deliver possession of the Premises to Tenant within thirty (30) days after the Lease Commencement Date, by reason of anything other than direct or indirect fault on the part of Tenant or any of Tenant's Agents, as hereafter defined, either Landlord or Tenant will have the right to terminate this Lease upon written notice delivered to the other party within ten (10) days after the lapse of said 30-day period. Upon such termination and Landlord's return to Tenant of the Security Deposit (if required), Landlord and Tenant will each be released from all further liability under this Lease.

7.   ACCEPTANCE OF PREMISES; LANDLORD'S WORK:
     ________________________________________

     Improvements, if any, to be made to the Premises by Tenant shall be made in accordance with the Work Letter. Improvements, if any, to be made to the Premises by Landlord are specifically set forth in the Work Letter. All improvements made to the Premises, by Tenant will become the property of Landlord at the expiration or earlier termination of this Lease, or upon default by Tenant (unless promptly cured within any applicable cure period) unless, at such time as this Lease is terminated, Landlord requests that Tenant remove such fixtures and return the Premises to their condition prior to the improvements required by this Lease, in which case said fixtures shall be the property of Tenant. Except as stated above, such property will be deemed the property of Landlord upon termination or expiration of this Lease. The taking of possession by Tenant (or any permitted assignee or subtenant of Tenant) of all or any portion of the Premises for the conduct of business will be deemed conclusive evidence that Tenant has found the Premises, and all of its fixtures and equipment, to be in good and satisfactory condition.

Notwithstanding the foregoing, Tenant's ATMs, trade fixtures purchased at Tenant's expense, and Tenant's safe will remain the property of Tenant and may be removed by Tenant at the expiration of the Lease Term provided that Tenant's repairs any damage done by such removal and restores the Premises to a tenantable condition.

8.   INTENTIONALLY DELETED:
     ______________________

9.   BUILDING SERVICES:
     __________________

     A.   General.

          In general, the services set forth below will be provided by Landlord at a service level set, defined and regulated by Landlord, which shall be consistent with the service level for office buildings of similar quality to and in the same immediate geographic area as the Building. During the Lease Term, the regular business hours ("Business Hours") of the Building will be 7:00 a.m. to 6:00 p.m., Monday through Friday, and on Saturday, 8:00 a.m. to 2:00 p.m., except holidays generally recognized by state, local and/or federal governments or during special community events. The Building will be accessible to Tenant, its subtenants, agents, servants, employees, contractors, invitees, guests or licensees (collectively, "Tenant's Agents") at all times during Business Hours. To the extent that Landlord agrees to allow the use of the Premises or any portion of the Building during other than Business Hours, Landlord reserves the right to charge Tenant for the Building Services received or used by Tenant or Tenant's Agents during times other than Business Hours and for any increased costs in providing Building services to the Building or increased costs of operation resulting from Tenant's use or Tenant's Agents use of the Building or the Premises at other than Business Hours.

               (1)  Janitorial Service.

               Landlord agrees to provide during the Lease Term those janitorial services for the Premises customarily provided in office buildings of similar quality to and in the same immediate geographic area as the Building. Janitorial service will be provided after Business Hours at the Building five (5) days per week, Monday through Thursday and once, at the Landlord's option, on Friday, Saturday or Sunday. Should Tenant require additional janitorial services beyond those customarily provided by Landlord, Tenant may request same in writing from Landlord and if Landlord agrees to provide such services, Tenant will be billed for same by Landlord at a reasonable rate to be determined by Landlord and those costs and expenses when billed will be Additional Rent due under this Lease.

               (2)  Electricity.

                    (a)  During the Lease Term, electric power
will be available for the purposes of lighting and general office equipment use in amounts consistent with the Building standard electrical systems and general office use during Business Hours. The Building standard mechanical and electrical systems are designed to accommodate loads generated by lights and office equipment such as typewriters, dictating equipment, photocopy equipment, etc.

                    (b)  Subject to the terms of paragraph 5
hereof, Tenant acknowledges that Tenant's intended use of the Premises excludes material use of the Premises beyond Business Hours. Material use shall be deemed to mean the operation of an additional "shift," either full or part time, or use of the
Premises after Business Hours   in any way that may preclude or
interfere with the providing of janitorial services to the Premi ses. Tenant agrees and covenants with Landlord that Tenant will not operate more than one shift on the Premises or otherwise operate or work in any manner which results in one employee, agent, independent contractor, guest, invitee or principal of Tenant working in relay with others, which shall be deemed to be a shift. In the event Tenant's use of the Premises requires more electrical power than set forth above and Landlord approves such additional use in writing, whether by intensity of use, load or type of equipment, Tenant shall be responsible for any wiring or other expenses necessary to provide such services and shall be billed for such additional use and such billings will be billed to Tenant as Additional Rent. Landlord will utilize Landlord's customary method of billing Tenant for excess electrical power consumption. At Landlord's option, Landlord, at Tenant's expense, may have an engineer estimate Tenant's usage, and bill Tenant at standard utility rates for the excess usage, or install a submeter for the purposes of monitoring Tenant's excess power consumption. Landlord and Tenant agree that Landlord's implementation of the electrical monitoring and billing procedures set forth herein shall in no way be construed so as to deem Landlord a private or public utility company.

                    (c)  Landlord reserves the right, after
Business Hours, to turn off all unnecessary lighting in the Building and the Premises, provided Tenant is not making use of such portions of the Premises at such time, to minimize the energy consumption of the Building in both the Common Areas and the Premises. For purposes of this sub-paragraph, "unnecessary lighting" shall mean all lighting except for exit lights and Common Areas and minimum building lighting as required by law. Tenant shall make a good faith effort to turn off all lighting and equipment not required by governmental rule or regulation to be left on at the close of each business day.

               (3)  HVAC Services.

               Landlord agrees to provide, during Business Hours, heating, ventilating and air conditioning for the purposes of comfort control. Landlord and Tenant agree that Landlord's HVAC system is not designed to cool machinery and equipment. If Tenant requires additional HVAC services for comfort control at times other than during Business Hours, Landlord will bill Tenant as Additional Rent for the number of hours used at a rate to be determined by Landlord. It is projected that this rate, at the time of execution of this Lease, will be TWENTY-FIVE AND NO/100 DOLLARS ($25.00) per hour, in minimum one hour increments, which rate includes electrical power expense, wear and tear on the system and personnel costs and expenses. This rate is intended to be an estimate only and will be subject to change during the Lease Term based upon estimated operational costs and expenses, including wear and tear on the system and its components. The HVAC air distribution system and control system will remain under the control of Landlord, who will regulate the systems' setting and adjustment. At Landlord's option, Landlord may secure HVAC controls (thermostats) in lockable metal boxes to regulate the efficiency and use of the system. Tenant agrees that Landlord will have complete control over the setting and regulation of all air distribution, vents, vanes and dampers so as to provide comfortable working conditions. Landlord shall have the absolute right to comply with all governmental regulations controlling electricity, building temperatures or temperature settings and compliance with such regulations shall be deemed to be in accordance with Landlord's duties under this Lease and shall not constitute a default.

               (4)  Water and Sewer.

               Landlord agrees to provide municipally supplied cold water and sewer services to the Common Areas for lavatory purposes. Should water and sewer capacity be provided directly to the Premises, the cost of such service shall be billed to Tenant as Additional Rent.

               (5)  Elevator Service.

               Landlord will provide passenger elevator service during Business Hours and restricted passenger elevator service during non-Business Hours. Landlord shall be in sole control of the freight elevator which shall not be available to Tenant for Tenant's or Tenant's Agents' use unless scheduled in advance after written notice. Tenant shall not have access to the freight elevators on a day to day basis.

     B.   Interruption of Services.

     It is understood and agreed that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from defect or interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident or repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or other causes beyond the control of Landlord. No such interruption or discontinuance of service will be deemed an eviction or a disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of Rent or relieve Tenant from the responsibility of performing any of Tenant's obligations under this Lease. Landlord shall not be liable to Tenant for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Tenant or Tenant's Agents, or for loss, damage or theft of Tenant's or Tenant's Agents improvements, equipment, or property of any nature unless caused by Landlord's deliberate and unlawful act or by Landlord's gross negligence.

10.  SECURITY:
     _________

     With respect to security for the Building, Landlord and Tenant hereby agree as follows:

     A.   Landlord's Responsibility.

     Landlord shall: (1) install a system (the "Access System") to reasonably control access to the Building after normal Business Hours Monday through Friday and shall issue access cards to Tenant at a cost of $35.00 each, except that Landlord shall initially provide, at its expense, one card per one hundred square feet of rentable space, and (2) respond in a reasonable time to Building alarms and/or reports of an emergency nature on a twenty-four (24) hour basis by providing notice to the necessary public authority. Tenant acknowledges that Landlord does not insure, promise or guarantee the safety of Tenant or Tenant's Agents and cannot prohibit or warrant against criminal or intentional acts of other individuals. Landlord shall in no way be liable for damage to property or injury to person as a result of criminal or intentional acts of others. In addition, Tenant acknowledges that Landlord has no control over the security, access to, or operation of parking spaces in areas not owned by Landlord and agrees that neither Landlord nor Managing Agent shall have any duty to Tenant or any of Tenant's Agents for any lack of security at, in or around areas not owned by Landlord.

     B.   Tenant's Responsibility.

     Tenant shall: (1) abide by all policies, procedures and rules and regulations for use of the Access System, (2) report promptly the loss or theft of all keys or access devices such as access cards which would permit unauthorized entrance to the Premises or Building, (3) report to Landlord the employment or discharge of employees and their vehicles make, model, and license number, (4) promptly report to Landlord door-to-door solicitation or other unauthorized activity in the Building and
(5) promptly inform the Managing Agent in the event of a break-in or other emergency.

     C.   Interruption of Security.

     Tenant acknowledges that the above security provisions may be suspended or modified at Landlord's sole discretion or as a result of causes beyond the reasonable control of Landlord. No such interruption, discontinuance or modification of security service will constitute an eviction, constructive eviction, or a disturbance of Tenant's use and possession of the Premises, and further, no interruption, discontinuance or modification of security service will render Landlord liable to Tenant or third-parties for damages, abatement of Rent, or otherwise, or relieve Tenant of the responsibility of performing Tenant's obligations under this Lease.

     D.   Landlord's Liability.

     Notwithstanding anything to the contrary set forth in this Lease, Landlord shall have no liability to Tenant or any other person or entity for the safety or security of any parking area or structure, including, without limitation, the City Garages and any parking garage or parking area owned by any state or local government, any associated or related entity or by any other person or entity.

11.  REPAIRS AND MAINTENANCE:
     ________________________

     A.   Landlord's Responsibilities

     During the Lease Term, Landlord shall define, set, and maintain the level of repairs and maintenance ("Building Standard") for the Building, the Common Areas, and all other areas serving the Building, in a manner comparable to the levels for office buildings of similar quality to and in the immediate geographic area of the Building. Landlord's responsibilities with respect to repairs and maintenance are for those systems/areas described as follows: (1) the structural and roof systems of the Building, (2) the Building Standard electrical and mechanical systems, (3) the primary water and sewer systems located within the Building, (4) the Building Common Areas, and the Common Area furniture, fixtures, and equipment, (5) the landscaped areas in and about the Building which are owned and controlled by Landlord, and (6) replacement of light bulbs in the Building Common Areas.

     B.   Tenant's Responsibilities.

     During the Lease Term, Tenant will repair and maintain the following at Tenant's expense:

               (1) The interior portion of the demising walls and the interior partition walls of the Premises and their wall-covering.

               (2) The electrical and mechanical systems not considered Building Standard which have been installed by either Landlord or Tenant, for the exclusive use and benefit of Tenant, including, by way of example but not limitation, the following:
(a) electrical services for computers or similar items,
(b) projection room equipment such as dimmers, curtains, or similar items, (c) water closet plumbing, kitchen plumbing or similar items, (d) HVAC for other than comfort cooling in the Premises, (e) security systems for the Premises, (f) telephone system for the Premises; and (g) other similar systems.

               (3) Except for the janitorial services, if any, set forth in paragraph 9A(1) of this Lease, the repair and maintenance of the floor covering of the Premises, including VCT flooring, ceramic tiles, marble, wood flooring, or similar cover ings, shall be performed by Landlord upon Tenant's request, at Tenant's expense, and Tenant will be billed for same as Additional Rent. At least once per year, if necessary in the sole and absolute discretion of Landlord, Landlord will clean Tenant's carpeting at Tenant's expense and the cost of such cleaning will be billed to Tenant as Additional Rent. Should additional cleaning be requested by Tenant, such cleaning will be available at Tenant's expense and will be billed to Tenant as Additional Rent.

               (4) All cabinets and millwork (regardless of ownership) within the Premises.

               (5) All other personal property, improvements or fixtures within the Premises, except those items enumerated in paragraph 11A hereof. Those items to be repaired and maintained by Tenant include, but are not limited to, the following: (a) ceiling tiles and ceiling grid, (b) molding or other woodwork and paneling, (c) light fixtures and bulbs, (d) draperies, blinds or wall hangings, (e) glass partition walls, (f) water closets and kitchen areas serving the Premises exclusively, (g) doors and lock sets, (h) fire extinguishers in the Premises, and (i) vaults, safes, or secured areas. For the aforesaid items, Landlord may elect at Landlord's option, with Tenant's approval (which approval will not be unreasonably withheld) to maintain and repair same at Tenant's expense and Tenant will be billed for same as Additional Rent.

     C.   Repairs and Maintenance;  Miscellaneous.

     Notwithstanding any of the provisions of this paragraph 11 to the contrary, Landlord shall have no responsibility to repair or maintain the Building, any of its components, the Common Areas, the Premises, or any fixture, improvement, trade fixture, or any item of personal property contained in the Building, the Common Areas, and/or the Premises if such repairs or maintenance are required because of the occurrence of any of the following:
(i) the acts, misuse, improper conduct, omission or neglect of Tenant or Tenant's

Agents, or (ii) the conduct of business in the Premises, normal wear and tear excepted. Should Landlord elect to make repairs or maintenance occasioned by the occurrence of any of the foregoing, Tenant shall pay as Additional Rent all such costs and expenses incurred by Landlord. Landlord shall have the right to approve in advance all work, materials, repair, maintenance or otherwise, to be performed or used under this Lease by Tenant and all of Tenant's repairmen, contractors, subcontractors and suppliers performing work or supplying materials and prior to Tenant performing any repairs or maintenance with respect to this paragraph, Tenant shall be required to submit detailed plans and drawings and specifications for such repairs and maintenance at the time approval is sought. Tenant shall be responsible for all permits, inspections and certificates for accomplishing the above. Tenant shall obtain lien waivers for all work done in or to the Premises.

12.  TENANT'S ALTERATIONS:
     _____________________

     A. During the Lease Term, Tenant will make no material alterations, additions or improvements in or to the Premises, of any kind or nature, including, but not limited to, alterations, additions or improvements in, to, or on telephone or computer installations, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. Tenant shall submit to Landlord detailed plans and drawings and specifications of the proposed alterations, additions or improvements including the type of materials to be used, at the time Landlord's consent is sought. Should Landlord consent to any proposed material alterations, additions or improvements by Tenant, such consent will be conditioned upon Tenant's agreement to comply with all reasonable requirements, including safety requirements, established by Landlord. As stated herein, all improvements made hereunder by Landlord (with the exception of Tenant's trade fixtures) will become Landlord's property when incorporated into or affixed to the Building and if made by Tenant, upon expiration or termination of the Lease, or upon default by Tenant (unless promptly cured within any applicable cure period). However, at Landlord's option, Landlord may, at the expiration or termination of the Lease Term, require Tenant, at Tenant's expense, to remove improvements and alterations made by Tenant, including wiring and cabling above the ceiling grid and to restore the Premises to their original condition.

     B. It is understood and agreed between the parties that any charges against Tenant by Landlord for alterations, additions or improvements in or to the Premises made by Landlord, or its agents, or contractors by order or request of Tenant (except for Landlord's additions and alterations as provided in paragraph 13 hereof) or otherwise occurring under this Lease, shall be payable as Additional Rent as billed by Landlord and excluded from Operat ing Expenses.

13.  LANDLORD'S ADDITIONS AND ALTERATIONS:
     _____________________________________

     Landlord has the right to make changes in and about the Building, and the Common Areas. Such changes may include, but not be limited to, rehabilitation, redecoration, refurbishment and refixturing of the Building, and Common Areas and expansion of or structural changes to the Building and Common Areas. Landlord agrees that Landlord will construct the corridors at Landlord's sole cost and expense in accordance with the work letter. The right of Tenant to quiet enjoyment and peaceful possession given under the Lease will not be deemed breached or interfered with by reason of Landlord's actions pursuant to this paragraph so long as such actions do not materially deprive Tenant of its use of the Premises or materially interfere with the conduct of Tenant's business in the Building.

14.  ASSIGNMENT AND SUBLETTING:
     __________________________

     A. Tenant agrees not to sell, transfer, assign, mortgage, hypothecate, pledge, or encumber this Lease, or any part thereof, or sublet the Premises, or any part thereof, or permit the Premises, or any part thereof, to be used or occupied by others, intentionally or by operation of law, without the prior written consent of Landlord, which consent may not be unreasonably withheld, delayed or conditioned. In no event may Tenant assign this Lease or sublet the Premises or any portion thereof to any existing Tenant of the Building or to any party who has occupied the Building or been approached by the Building's agent or owner or been issued a proposal for lease of the Building in the period preceding one hundred eighty (180) days of such proposed assignment. Any assignment or sublease without Landlord's prior written consent, or attempt at same, is a material default hereunder and is null, void and of no force or effect whatsoever. If Landlord consents to an assignment or sublease, (i) such assignment or sublease will not relieve Tenant of its obligations or liabilities under this Lease, and (ii) any extensions, renewals, first refusal rights or options hereunder will automa tically be of no further force or effect for the assignee or sublessee or Tenant. If Tenant is an entity, other than a corporation whose shares are traded on a nationally recognized stock exchange, any change to the structure of such entity or any disposition(s) of any of the interests therein by sale, assign ment, operation of law or otherwise, or any change in the power to vote the interests therein, will be treated as a prohibited assignment of this Lease requiring Tenant to obtain Landlord's prior written consent. Landlord acknowledges and agrees that Tenant is a corporation whose shares are traded on a nationally recognized stock exchange.

     B. Notwithstanding any other provision contained herein to the contrary, in lieu of giving its consent to a proposed assignment or sublease, if Tenant does not elect to withdraw such request, Landlord may, without incurring any liability to Tenant, elect to recapture, effective as of the proposed effective date of the assignment or proposed commencement date of the sublease, all or part of the Premises that are the subject of the proposed assignment or sublease (in the latter case and at Landlord's sole option, for either the proposed term of the sublease or the remaining portion of the Lease Term). As to the portion of the Premises so recaptured, Tenant shall be released from liability to perform any obligations for the term beginning with the proposed effective date of the assignment or proposed commencement date of the sublease (and, in the latter case, for the proposed term of the sublease or the Lease Term depending on Landlord's election). As a prerequisite for giving its consent to a proposed assignment or sublease, Landlord may require, among other things, that it receive, in addition to all Rent and other sums due under this Lease, one-half of the Net Profit, as defined below, due Tenant under the assignment or sublease and/or Landlord may require that the new tenant execute an instrument prepared by Landlord with terms, provisions, conditions and covenants acceptable to Landlord in its sole discretion. "Net Profit" shall mean all Rent, including Base Rent, Overhead Rent and Additional Rent (including all sums that would otherwise be Additional Rent were they not timely paid), and other consideration due Tenant under the assignment or sublease in excess of all Rent required under this Lease, but less any reasonable tenant improvement allowance, reasonable brokerage commissions and Rent concessions. Landlord's share of the Net Profit shall be paid by Tenant to Landlord upon Tenant's receipt of same, and the failure of the assignee or sublessee to timely pay same, or any default under the applicable assignment or sublease instrument, shall constitute a default under this Lease. Landlord's share of the Net Profit shall be considered Additional Rent and included in Landlord's lien for rent. Landlord shall have the right to audit Tenant's books upon reasonable notice to determine Landlord's share of the Net Profit. A default under this Lease shall occur if Tenant is determined to have understated Landlord's share of the Net Profit by more than five percent (5%) in any calendar year. Tenant shall pay Landlord the sum of ONE THOUSAND AND 00/100 DOLLARS ($1,000.00) each and every time Tenant requests Landlord's consent to enter into any assignment or sublease. Said $1,000.00 shall be paid within ten (10) days after Landlord submits to Tenant an invoice for same. If not paid within said ten (10) days, said sum shall be considered as Additional Rent and included in any lien for rent.

15.  TENANT'S INSURANCE COVERAGE:
     ____________________________

     A. Tenant agrees that, at all times during the Lease Term (as well as prior and subsequent thereto if Tenant or any of Tenant's Agents should then use or occupy any portion of the Premises), it will keep in force, with an insurance company licensed to do business in the State of Florida and at least A-rated in the most current edition of Best's Insurance Reports, and otherwise acceptable to Landlord, loss of income coverage and comprehensive general commercial liability and property damage insurance on an occurrence basis in the amount of not less than TWO MILLION AND 00/100 DOLLARS ($2,000,000.00) for personal injury or death and not less than the full replacement value of Tenant's improvements to the Premises and all of Tenant's property and the property of others located on the Premises (without deductible insofar as liability coverage is concerned and with not more than FIVE THOUSAND AND 00/100 DOLLARS ($5,000.00) deductible insofar as property damage is concerned). Such policies will: (i) include Landlord, Managing Agent and such other parties as Landlord may reasonably designate as additional insured's, (ii) be considered primary insurance, (iii) if available under commercially reasonable terms, include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant's indemnity obligations under para graphs 8, 20, 22, 33, 43, 44, and as otherwise set forth in this Lease and (iv) provide that it may not be canceled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder. Tenant will also maintain throughout the Lease Term worker's compensation insurance and such other insurance as may be required by law with not less than the maximum statutory limits of coverage.

     B. The insurance coverage to be provided by Tenant will be for a period of not less than one year. At least fifteen (15) days prior to the Lease Commencement Date, Tenant will deliver to Landlord original certificates of all such insurance, with evidence of payment of the premiums thereof; thereafter, at least fifteen (15) days prior to the expiration of any policy, Tenant will deliver to Landlord such original certificates as will evidence a renewal of such insurance, or a new policy to take the place of the one expiring, with evidence of payment of the premiums thereof.

16.  LANDLORD'S INSURANCE COVERAGE:
     ______________________________

     A. Landlord will at all times during the Lease Term maintain a policy or policies of insurance insuring the Building against loss or damage by fire, explosion or other hazards and contingencies typically covered by insurance for the full insurable value of the Building. Landlord reserves the right to self insure in lieu of maintaining such policy or policies. Nothing herein shall require Landlord to maintain insurance on any Tenant Improvements or personal property or property of Tenant or on any property for which this Lease requires Tenant to maintain insurance.

     B. Tenant will not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept upon the Premises which will increase Landlord's rate of insurance on the Building. If by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the in surance rate shall at any time be higher than it would otherwise be, Tenant will reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant, within ten (10) days after Landlord submits to Tenant an invoice for same. If not paid within said ten (10) days, said amounts shall be considered Additional Rent and included in any lien for Rent. Tenant agrees to comply with any requests or recommendation made by Landlord's insurance underwriter inspectors.

17.  SUBROGATION:
     ____________

     A. Each party will look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casual ty, and to the extent that such insurance is in force and collec tible and to the extent permitted by law, Tenant hereby waives and releases all rights of subrogation under Tenant's insurance policies discussed in paragraph 15 and Tenant will cause each such insurance policy to be properly endorsed to evidence such waiver and release of subrogation by the insurance carrier of Tenant in favor of Landlord.

     B. Tenant acknowledges that Landlord will not carry insurance on improvements, furniture, furnishings, trade fixtures, equipment installed in or made to the Premises by or for Tenant, and Tenant agrees that Tenant, and not Landlord, will be obligated to promptly repair any damage thereto or replace the same. Tenant shall bear the entire risk of loss of all personal property of Tenant and Tenant's Agents and all improvements to the Premises made in accordance with the Work Letter, whether by Landlord or Tenant.

18.  DAMAGE OR DESTRUCTION BY CASUALTY:
     __________________________________

     A. If by fire or other casualty the Premises are totally damaged or destroyed, or the Building is partially damaged or destroyed to the extent of twenty-five percent (25%) or more of the replacement cost thereof (even though the Premises may not be damaged), Landlord will have the option of terminating this Lease or any renewal thereof by serving written notice upon Tenant within one hundred eighty (180) days from the date of the casualty and any prepaid Rent will be prorated as of the latter of either (i) the date of destruction or (ii) the date that Tenant vacates the Premises, and the unearned portion of such Rent will be refunded to Tenant without interest.

     B. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of twenty-five percent (25%) or more of the replacement cost thereof and the provisions of paragraph A above are not applicable, then (i) if the unexpired Lease Term is less than two years, excluding any theretofore unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within thirty (30) days of the date of destruction or Landlord may restore the Premises, or (ii) if the unexpired Lease Term is more than two years, including any previously exercised renewal option, Landlord shall, within thirty (30) days after insurance proceeds have been made available therefor, commence to restore the Premises and, thereafter diligently prosecute such restoration; provided, however, that Landlord shall not be required to make modifications to the Premises required by laws whose effective date was subsequent to the original Lease Commencement Date, and if such modifications are required by local governmental authorities as a condition of permitting restoration and occupancy of the Premises, Landlord, at its sole option, may terminate this Lease upon written notice to Tenant effective as of the date of destruction.

     C. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of less than twenty-five percent (25%) of the replacement cost thereof and the provisions of paragraph A above are not applicable, then (i) if the unexpired Lease Term is less than two years, excluding any theretofore unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within thirty (30) days of the date of destruction or Landlord may restore the Premises, or (ii) if the unexpired Lease Term, including any previously exercised renewal option is more than two years then Landlord shall, within thirty (30) days after insurance proceeds have been made available therefor, commence to restore the Premises and, therefore, diligently prosecute such restoration; provided, however, that Landlord shall not be required to make modifications to the Premises required by laws whose effective date was subsequent to the original Lease Commencement Date, and if such modifications are required by local governmental authorities as a condition of permitting restoration and occupancy of the Premises, Landlord, at its sole option may terminate this Lease upon written notice to Tenant as of the date of destruction.

     D. In the event of restoration by Landlord, all Rent paid in advance shall be apportioned as of the date of damage or destruction and all Rent thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage to the usable area of the Premises, pending substantial completion of rebuilding, restoration or repair to the Premises. In the event the destruction or damage is so extensive as to make it unfeasible for Tenant to conduct Tenant's business in the Premises and if Tenant vacates the Premises, Rent under this Lease will be completely abated until the Premises are substantially restored by Landlord or until Tenant resumes use and occupancy of the Premises, whichever shall first occur. Landlord will not be liable for any damage to or any inconvenience or interruption of business of Tenant or any of Tenant's Agents occasioned by fire or other casualty.

     E. Said restoration, rebuilding or repairing will be at Landlord's sole cost and expense, subject to the availability of applicable insurance proceeds. Landlord shall have no duty to restore, rebuild or replace Tenant's personal property and trade fixtures, or any of Tenant's alterations or improvements. Landlord may, at Landlord's sole option and subject to the availability of insurance proceeds from insurance required to be maintained by Tenant under paragraph 15 of this Lease, restore, rebuild or repair Tenant

Improvements in the Premises as part of any general plan of Building restoration, rebuilding or replacement. Notwithstanding anything to the contrary in this Lease, including, but not limited to this paragraph 18, Landlord's obligation(s) to repair, rebuild or restore the Building or the Premises shall exist only to the extent of insurance proceeds actually received by Landlord in connection with the condition or event which gave rise to Landlord's obligation to repair, rebuild or restore.

19.  CONDEMNATION AND EMINENT DOMAIN:
     ________________________________

     A. If all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially and adversely interfere with the use of the Premises for the purpose for which they are then being used, this Lease will be deemed to terminate as a result of and as of the date of such taking, and the Rent will be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant will have no claim to any portion of the condemnation award and hereby irrevocably waives any portion of the condemnation award and any right to appear in the condemnation proceedings. Tenant covenants that it will not file any pleading or claim in the condemnation proceedings and that any claim filed will be a default by Tenant under this Lease. For purposes of this paragraph 19.A, "substantial part of the Premises" shall mean at least twenty percent (20%) of the usable area of the Premises.

     B. In the event a portion of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in paragraph A above, Landlord may, at Landlord's expense, restore the Premises to the extent necessary to make them reasonably tenantable. The Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to any portion of the condemnation award with respect to the leasehold estate but, in a separate proceeding, may make a separate claim for trade fixtures and improvements installed in the Premises by and at the expense of Tenant and Tenant's moving expenses. In no event will Tenant have any claim for the value of the unexpired Lease Term. Tenant shall cooperate with Landlord in order for Landlord to obtain the highest possible award from the condemning authority. Tenant is hereby specifically prohibited from making any claim which could reduce the condemnation award to Landlord and Tenant hereby forever irrevocably waives any right or claim to or interest in any portion of any condemnation award related to the Premises.

     C. Notwithstanding the foregoing, even if the Premises are not affected in whole or in part by a taking, Landlord will have the right to terminate this Lease upon ten (10) days prior written notice to Tenant if a material portion of the Building is taken by condemnation or eminent domain proceedings or by purchase in lieu thereof. Upon any such termination, Landlord and Tenant will each be released from all further liability under this Lease. For purposes of this paragraph C, "material portion of the Building" shall mean at least twenty percent (20%) of the Net Rentable Area of the Building or Common Area of the Building.

20.  LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION:
     ____________________________________________________

     A. All personal property placed or moved into the Building will be at the sole risk of Tenant or other owner. Unless resulting solely from the willful misconduct or gross negligence of Landlord, Landlord will not be liable to Tenant or others for any damage to person or property arising from Acts of God, Hazardous Substances , theft, vandalism, HVAC malfunction, the bursting or leaking of water pipes, any act or omission of any co-tenant or occupant of the Building or of any other person, or otherwise.

     B.   Notwithstanding any contrary provision of this Lease:
(i) Tenant will look solely (to the extent insurance coverage is not applicable or available) to the interest of

Landlord (or its successor as Landlord hereunder) in the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or its successor or of Landlord's Managing Agent (including any beneficial owners, partners, corporations and/or others affiliated or in any way related to Landlord or such successor or Managing Agent) and
(ii) Tenant's sole right and remedy in any action or proceeding concerning Landlord's reasonableness (where the same is required under this Lease) will be an action for declaratory judgment and/or specific performance.

     C. Tenant agrees to indemnify, defend and hold harmless Landlord and its agents from and against all claims, causes of actions, liabilities, judgments, damages, losses, costs, fees and expenses, including reasonable attorneys' and paralegal's fees and costs through all appellate proceedings, including bankruptcy proceedings, incurred or suffered by Landlord and arising from or in any way connected with the Premises or the use thereof or any acts, omissions, neglect or fault of Tenant or any of Tenant's Agents, including, but not limited to, any breach of this Lease or any death, personal injury or property damage occurring in or about the Premises or the Building or arising from Tenant's indemnification obligation pursuant to paragraph 43 below.
Tenant will reimburse Landlord upon request for all costs incurred by Landlord in the enforcement of any provisions of this Lease and/or the collection of any sums due to Landlord under this Lease, including collection agency fees, and reason able attorneys' fees, costs and expenses, regardless of whether litigation is commenced, and through all appellate actions and proceedings, including bankruptcy proceedings, if litigation is commenced.

21.  RELOCATION OF TENANT:
     _____________________

     A. Recognizing that the Building is large and the needs of tenants as to space may vary from time to time, and in order for Landlord to accommodate Tenant and prospective tenants, Landlord expressly reserves the right, prior to and/or during the Lease Term, at Landlord's sole expense, to move Tenant from the Premises and relocate Tenant in other comparable space of Landlord's choosing of approximately the same dimensions and size within the Building, which other space will be decorated by Landlord at its expense. Landlord, in Landlord's sole discretion, may use decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocated will be reasonably comparable in quality in its interior design and decoration to the space from which Tenant is removed.

     B. During the relocation period Landlord will use reasonable efforts not to unduly interfere with Tenant's business activities, and Landlord agrees to substantially complete the relocation within a reasonable time under all then existing circumstances.

     C. This Lease and each of its terms and conditions will remain in full force and effect and be applicable to any such new space and such new space will be deemed to be the Premises demised hereunder; Tenant will execute such documents which may be requested to evidence, acknowledge and confirm the relocation (but the relocation will be effective even in the absence of such confirmation).

     D. Landlord's obligation for expenses of removal and relocation will be the actual cost of relocating and decorating Tenant's new space, and Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant will not release Tenant in whole or in part from its obligations hereunder for the full Lease Term. No rights granted in this Lease to Tenant, including the right of peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the relocation right reserved herein.

     E. If Landlord exercises its relocation right under this paragraph, (i) Tenant will be given no less than thirty (30) days prior notice in writing, and (ii) Landlord will reimburse Tenant for the reasonable cost of replacement of stationery and telephone relocation and other similar expenses necessitated by the exercise of said right of relocation which expenses shall not include charges for inconvenience or Tenant's time.

     F. Notwithstanding the foregoing, Landlord waives its right to relocate Suite 120, and its right to relocate Suite 1000 so long as Suite 1000 is not reduced in size.

22.  COMPLIANCE WITH LAWS:
     _____________________

     A.   Miscellaneous.

     Tenant, at its sole cost and expense, will promptly comply with all applicable laws, guidelines, rules, regulations and requirements, whether of federal, state, or local origin, ap plicable to the Premises and the Building, including those for the correction, prevention and abatement of nuisance, unsafe conditions, or other grievances arising from or pertaining to the use or occupancy of the Premises. Furthermore, materials used in the construction of a building like the Building may contain potentially hazardous substances, including, without limitation, asbestos containing materials, radon gas, mineral fibers, and Hazardous Substances as hereinafter defined. Accordingly, Tenant acknowledges that such substances are or may be present in the Building, and agrees that Tenant and Tenant's Agents shall comply with all operation and maintenance programs and guidelines implemented or promulgated from time to time by Landlord or its consultants to reduce the risk of injury from Hazardous Substances to Tenant, Tenant's Agents or any other tenants of the Building but Tenant shall not be required to fund improvements to the Premises resulting from such compliance. Tenant specifically waives any and all rights Tenant may have for constructive eviction by reason of Landlord's exercise of its rights herein. Tenant hereby agrees to perform all actions necessary to comply with the requirements of Title III of the Americans With Disabilities Act of 1990, as amended from time to time, (the "ADA") in connection with its business operation on the Premises. Tenant further agrees to indemnify and hold Landlord and Managing Agent harmless from and against any and all claims, liability, injury, damages, causes of action, costs or expenses of any nature whatsoever including attorneys' fees which Landlord suffers as a result of Tenant's failure to comply with the ADA.

     B.   Americans with Disabilities Act ("ADA").

               (1) The Landlord shall cause the common areas of the Building as hereinafter defined, to meet the requirements of the Title III of ADA.

               (2) The Tenant, at its sole cost and expense, shall be solely responsible for taking any and all measures which are required to comply with the requirements of Title I and/or Title III of the ADA within the Premises. Any alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with this Lease; provided, that Landlord's consent to such alterations shall not constitute either Landlord's assump tion, in whole or in part, of Tenant's responsibility for compliance with the ADA or representation or confirmation by Landlord that such alterations comply with the provisions of the ADA.

               (3) Tenant shall indemnify the Landlord for all claims, damages, judgments, penalties, fines, administrative proceedings, costs, expenses and liability arising from Tenant's failure to comply with any of the requirements of Title I and/or Title III of the ADA within the Premises.

               (4) Landlord shall indemnify the Tenant for all claims, damages, judgments, penalties, fines, administrative proceedings, costs, expenses and liability arising from Landlord's failure to comply with Title III of the ADA within the common areas.

23.  RIGHT OF ENTRY:
     _______________

     Landlord and its agents will have the right to enter the Premises during all reasonable hours and upon reasonable notice to examine and inspect the same and to make such repairs, alterations, improvements or additions to the Premises as the Landlord may deem necessary or desirable. In the event of an emergency, Landlord or its agents may enter the Premises at any time, without notice, to appraise and correct the emergency condition. Said right of entry will, after reasonable notice, likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Landlord or its agents will have the right to exhibit the Premises at any time to prospective tenants within one hundred eighty days (180) before the Expiration Date of the Lease.

24.  DEFAULT:
     ________

     A.   Events of Default.

     If (1) Tenant fails to pay any portion of Rent, Overhead Rent or Additional Rent or any other sum payable under this Lease immediately when same shall become due and payable, or (2) Tenant vacates or abandons the Premises prior to the Expiration Date in contravention of the terms and provisions of this Lease, or (3) Tenant fails to fulfill or comply with any of the terms or conditions of this Lease, or (4) Tenant sells, assigns, conveys, liens, mortgages, pledges or encumbers Tenant's interest in this Lease to benefit a creditor of Tenant or under any execution or process of law, or (5) Tenant enters into an assignment or sublease in a manner other than as set forth in paragraph 14 or understates Landlord's share of Net Profit by more than five percent (5%) as set forth in paragraph 14, or (6) Tenant or any third party removes a substantial portion of the equipment or furnishings normally kept on the Premises, or (7) Tenant or any of its successors or assigns or any guarantor of this Lease ("Guarantor") should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors, or (8) Tenant or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it, or (9) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment or execution upon Landlord's or Tenant's interest in this Lease or to the Premises, and/or the fixtures, improvements and furnishings located thereon; then, Tenant shall be in default hereunder.

     B.   Tenant's Grace Periods.

     If Tenant fails to cure any default within ten (10) days after notice from Landlord specifying the nature of such default (unless such default is of a nature that it cannot be completely cured within said ten (10) day period and steps have been diligently commenced to cure or remedy it within such ten (10) day period and are thereafter pursued with reasonable and continual diligence and in good faith until such default is cured and such default is actually cured within sixty (60) days after such notice), then Landlord shall have such remedies as are provided under this Lease and/or under the laws of the State of Florida.

     C.   Repeated Late Payment.

     Regardless of the number of times of Landlord's prior acceptance of late payments and/or late charges, if Landlord notifies Tenant twice in any 6-month period that Rent or any Additional Rent has not been paid when due, any further late payment within such 6-month period will constitute a default hereunder and there shall be no grace period for Tenant to cure such default.

25.  LANDLORD'S REMEDIES FOR TENANT'S DEFAULT:
     _________________________________________

     Upon the occurrence of a default under this Lease, Landlord shall be entitled to seek any remedy allowable by law or equity, all of which remedies shall be cumulative and none of which, unless Landlord expressly so states in writing, shall terminate Tenant's liability to pay all Rent and other sums due hereunder for the unexpired portion of the Lease Term. Such remedies shall include, but not be limited to:

     A. Declaring immediately due and payable the total remaining Base Rent for the Lease Term.

     B. Declaring immediately due and payable the total estimated Overhead Rent and Additional Rent consisting of Tenant's proportionate share of future Operating Expenses and Taxes that would become due during the remainder of the Lease Term if the current estimated rate of such rents were to increase for the remainder of the Lease Term at the same annual rate of increase as the average annual increase during the most recent three (3) calendar years or, if shorter, the period from the beginning of the Lease Term through the date of default.

     C. Immediately, or at any time thereafter, reentering and resuming possession of the Premises and removing all persons and property therefrom either by summary dispossession proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise, with or without court order or writ, without being liable for any damages therefor. No reentry by Landlord shall be deemed an acceptance of a surrender of this Lease.

     D. Reletting the whole or any part of the Premises for a period equal to, or greater or less than, the remainder of the then remaining Lease Term, at such rental and upon such terms and conditions as Landlord shall deem reasonable, to any tenant or tenants which it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate. In no event shall Landlord be liable in any respect for failure to relet the Premises, or, in the event of such reletting, for failure to collect the Rent or other sums due thereunder. Any sums received by Landlord on a reletting with respect to the then-remaining Lease Term shall belong to Landlord and shall, after deducting all costs and expenses of any nature incurred by Landlord, be applied to Tenant's account until all sums due under this Lease have been received by Landlord, at which time any and all additional sums shall belong to Landlord.

     E.   DELETED.
          ________

     F. Recovering the cost of placing the Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this Lease.

     G. Retaining and setting off against its damages any moneys being held as deposits hereunder.

     H. Tenant hereby waives any notices of default not specifically provided for herein, including without limitation, the three (3) day notice required by Section 83.20, Florida
Statutes.

     I. Landlord shall have the right to recover from Tenant the cost of all lease concessions, including without limitation, all Rent waived between the Lease Commencement Date and the Rent
Commencement Date.

     The remedies of Landlord as set forth above, which are available to Landlord because of the default of Tenant, shall be cumulative and the election of any remedy shall not be deemed to be a waiver or rejection any other remedy of Landlord and shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.

26.  LANDLORD'S DEFAULT:
     ___________________

     A. If Tenant asserts that Landlord has failed to meet its obligations under this Lease, Tenant shall provide written notice ("Notice of Default") to Landlord specifying the alleged failure to perform, and Tenant shall send by certified mail, return receipt requested, a copy of such Notice of Default to any and all mortgage holders, provided that Tenant has been previously advised of the address(es) of such mortgage holder(s). If Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under this Lease within twenty (20) days of receipt of the Notice of Default, then subject to the right of any mortgagee to cure a default of Landlord as set forth in paragraph 26.B below, Landlord shall be in default.

     B. If Landlord shall have failed to begin and pursue with reasonable diligence the cure of such default within the time set forth above, then the mortgage holder(s) shall have an additional sixty (60) days after receipt of written notice, as described in the preceding paragraph, within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary. If within such sixty (60) days after receipt of written notice any mortgage holder has commenced and is diligently pursuing the remedies necessary to cure such default, including, but not limited to, commencement of foreclosure proceedings if necessary to effect such a cure, this Lease and Lease Term shall not be terminated while such remedies are being so diligently pursued or thereafter if actually cured.

     C. Notwithstanding any other provision contained in this Lease to the contrary, the liability of Landlord and its employees, agents, representatives, trustees, partners and officers to Tenant and its partners, trustees, employees, agents, representatives, officers, clients, contractors, invitees, guests, visitors and customers for any default by Landlord under this Lease shall be limited to the interest of Landlord in the Building. Neither Landlord, nor Landlord's partners, trustees, employees, agents, Managing Agents, representatives, officers, directors, clients contractors, invitees, guests, visitors or customers shall not be liable for any deficiency judgment.

27.  LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT:
     _________________________________________________

     If Tenant fails to observe or perform any term or condition of this Lease within the grace period, if any, applicable thereto, then Landlord, upon written notice to Tenant, may immediately or at any time thereafter perform the same for the account of Tenant. If Landlord makes any expenditure or incurs any obligation for the payment of money in connection with such performance for Tenant's account (including reasonable attorneys' fees and costs in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest accruing from the date of such expenditure at the highest rate allowable by law will be paid by Tenant to Landlord within ten (10) days after rendition of a bill or statement to Tenant. In the event Tenant, in the performance or non-performance of any term or condition of this Lease, should cause an emergency situation to occur or arise within the Premises or in the Building, Landlord will immediately have all rights set forth in this paragraph without the necessity of providing Tenant any advance notice.

28.  LIENS:
     ______

     A. In accordance with the applicable provisions of the Construction Lien Law and specifically Section 713.10, Florida Statutes, no interest of Landlord, whether personally or in the Premises, or in the underlying land or Building of which the Premises are a part or the leasehold interest aforesaid, shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder. Further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder, shall promptly notify, as required by state law, the contractor making such improvements to the Premises of this provision exculpating Landlord's liability for such liens.

     B. Notwithstanding the foregoing, if any mechanic's lien or other lien, attachment, judgment, execution, writ, charge or encumbrance is filed against the Building or the Premises or this leasehold, or any alterations, fixtures or improvements therein or thereto, as a result of any work action or inaction done by or at the direction of Tenant or any of Tenant's Agents, Tenant will discharge the same of record by payment, bonding or otherwise within ten (10) days after the filing thereof, failing which Tenant will be in default under this Lease. In such event, without waiving Tenant's default, Landlord, in addition to all other available rights and remedies, without further notice, may discharge the same of record by payment, bonding or otherwise, as Landlord may elect, and upon request Tenant will reimburse Landlord for all costs and expenses so incurred by Landlord plus interest thereon from the date of such expenditure at the highest rate allowed by law.

29.  NOTICES:
     ________

     Any notice or other communication permitted or required to be given hereunder by one party to the other shall be in writing and shall be hand delivered or mailed by registered or certified United States Mail, postage prepaid, return receipt requested, to the party entitled or required to receive the same at the address specified below or at such other address as may hereafter be designated in writing by any such party, to wit:

          To Landlord:     ABS LAURA STREET, LLC
                           100 N. Laura Street, Suite 100
                           Jacksonville, Florida 32202
                           Attn: Maurice Nichols
                           (904) 633-8683

          With a copy to:  BRANT, ABRAHAM, REITER & MCCORMICK,
			   P.A.
                           50 N. Laura Street, Suite 2750
                           Post Office Box 4548
                           Jacksonville, Florida  32201-4548
                           Attn: David T. Abraham, Esq.
                           (904) 358-2750

          To Tenant:       THE JACKSONVILLE BANK
                           100 North Laura Street, Suite 1000
                           Jacksonville, Florida 32202
                           Attn: Gilbert J. Pomar, III, President &
                           CEO

          With a copy to:  McGuire Woods, LLP
                           50 North Laura Street, Suite 3300
                           Jacksonville, Florida 32202
                           Attn: Halcyon E. Skinner, Esq.
                           (904) 798-3200

All notices, demands and requests so given shall be deemed to be sufficiently served and delivered for all purposes hereunder at the earlier of four (4) calendar days after such notice, demand or request shall have been deposited in any post office or branch post office regularly maintained by the U.S. Government or upon actual receipt of such notice, demand or request by the party to whom it is addressed. Each party may change its address from time to time by written notice given to the other as specified above.

30.  MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION:
     ______________________________________________

     Landlord has the unrestricted right to convey, mortgage and refinance the Building, or any part thereof. Tenant agrees, within seven (7) days after written request by Landlord, to execute and deliver to Landlord or its mortgagee or designee such instruments, sworn to if requested, as Landlord or its mortgagee may reasonably require, in the form attached as Exhibit "E" or such other form as is reasonably requested by Landlord, certifying, among other matters, the amount of the Security Deposit, whether this Lease is in full force and effect, all Rent paid or due, the existence or nonexistence of any default in the Lease, any claims set offs or damages due or claimed to be due to Tenant from Landlord and any modifications to this Lease. This estoppel certificate is intended to be for the benefit of Landlord, any purchaser or mortgagee of Landlord, or any purchaser or assignee of Landlord's mortgage. The estoppel certificate will also contain such other information as Landlord or its mortgagee or designee may reasonably which may affect the Building, and to all recasting, renewals, modifications, consolidations, replacements, and extensions of any such mortgage(s), and to all increases and voluntary and involuntary advances made thereunder. The foregoing will be self-operative and no further instrument of subordination will be required. However, within seven (7) days after written request, Tenant shall execute an agreement confirming said subordination and Tenant's attornment, in the form attached as Exhibit "E" or such other form as is reasonably requested by Landlord.

31.  ATTORNMENT AND MORTGAGEE'S REQUEST:
     ___________________________________

     A. If any mortgagee of the Building comes into possession or ownership of the Premises, or acquires Landlord's interest by foreclosure of the mortgage or otherwise, upon the mortgagee's request, Tenant will attorn to the mortgagee.

     B. If a mortgagee of the Building requests modifications to this Lease as a condition to disbursing any monies to be secured by the mortgage, Tenant agrees that within seven (7) working days after request by the mortgagee, Tenant will execute, acknowledge and deliver to the mortgagee an agreement, in form and substance satisfactory to the mortgagee, sworn to if requested, evidencing such modifications, provided they do not increase Tenant's obligations under this Lease or materially adversely affect the leasehold interest created by this Lease.

     C. Tenant agrees that within seven (7) days after request by any mortgagee of the Building, Tenant will execute, acknowledge and deliver to the mortgagee a notice in form attached as Exhibit "E" or in a form and in substance satisfactory to the mortgagee, sworn to if requested, setting forth such information as the mortgagee may require with respect to this Lease and/or the Premises. If for any reason Tenant does not timely comply with the provisions of this paragraph, Tenant will be deemed to be in default of this Lease without further grace period to cure such default, and to have confirmed that this Lease is in full force and effect with no defaults on the part of either party and without any right of Tenant to offset, deduct or withhold any Rent or Additional Rent.

32. NONDISTURBANCE AGREEMENT: From and after the date this Lease is fully executed by the parties hereto, Landlord covenants and agrees to use commercially reasonable efforts to secure from Landlord's current and future lenders for the benefit of Tenant, such lenders' standard nondisturbance agreement(s) executed by Lender, which may include provisions substantially similar to those set forth in paragraph 30 above and also provisions whereby Tenant attorns to such lender if such lender becomes the owner of the Building.

33.  SURRENDER OF PREMISES; HOLDING OVER:
     ____________________________________

     A. Tenant agrees to surrender the Premises to Landlord on the Expiration Date (or sooner termination of the Lease Term pursuant to other applicable provisions hereof) in as good condition as they were at the commencement of Tenant's occupancy, ordinary wear and tear, and damage by fire and windstorm excepted. At the expiration or termination of the Lease Term, Tenant shall deliver to Landlord all keys and access cards to the Premises and make known to Landlord the location and combinations of all locks, safes and similar items.

     B. In all events, Tenant will, prior to the Expiration Date, promptly restore all damage caused in connection with any removal of Tenant's personal property. Tenant will pay to Landlord, upon request, all damages that Landlord may suffer on account of Tenant's failure to surrender possession as and when aforesaid and will indemnify Landlord against all liabilities, costs and expenses (including all reasonable attorneys' fees and costs if any) arising out of Tenant's delay in so delivering possession, including, without limitation, claims of any succeeding tenant.
     C. Upon expiration of the Lease Term, Tenant will not be required to remove from the Premises Building Standard items installed by Landlord prior to Tenant's occupancy of the Premises. However, should Tenant, prior to the expiration of the Lease Term or during the Lease Term, install or cause to be installed fixtures, trade fixtures or any tenant improvements in excess of Building Standard, the cost of removal of same, upon Landlord's election and notice to Tenant, shall be at Tenant's sole cost and expense.

     D. Without limiting Landlord's rights and remedies, if Tenant holds over in possession of the Premises beyond the Expiration Date, during the holdover period Rent will accrue at the monthly rate of double the amount of the Rent due and payable for the last month of the Lease Term, or a pro rata share thereof.

     E. No offer of surrender of the Premises, by delivery to Landlord or its agent of keys to the Premises or otherwise, will be binding on Landlord unless accepted by Landlord, in writing, specifying the effective surrender of the Premises.

     F. No receipt of money by Landlord from Tenant after the Expiration Date or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Lease Term, or affect any such notice, demand, suit or judgment.

34.  NO WAIVER; CUMULATIVE REMEDIES:
     _______________________________

     A. No waiver of any provision of this Lease by either party will be deemed to imply or constitute a further waiver by such party of the same or any other provision hereof. The rights and remedies of Landlord under this Lease or otherwise are cumulative and are not intended to be exclusive and the use of one will not be taken to exclude or waive the use of another, and Landlord will be entitled to pursue all rights and remedies available to landlords under the laws of the State of Florida.

     B. No receipt of money by Landlord from Tenant at any time, or any act, or thing done by, Landlord or its agent shall be deemed a release of Tenant from any liability whatsoever to pay Rent, Overhead Rent, Additional Rent, or any other sums due hereunder, unless such release is in writing, subscribed by a duly authorized officer or agent of Landlord and refers expressly to this paragraph 34. Any payment by Tenant or receipt by Landlord of less than the entire amount due at such time shall be deemed to be on account of the earliest sum due. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction. In the case of such a partial payment or endorsement, Landlord may accept such payment, check or letter without prejudice to its right to collect all remaining sums due and pursue all of its remedies under the Lease.

35.  WAIVER OF RIGHT TO JURY TRIAL:
     ______________________________

     To the extent permitted by law, Tenant hereby expressly waives: (a) the right to a jury trial in any action or proceeding regarding a monetary default by Tenant, and/or Landlord's right to possession of the Premises, (b) in any action or proceeding by Landlord for monies owed by Tenant and/or possession of the Premises, Tenant waives the right to interpose any cross-claim or counter-claim (except a compulsory cross-claim or counter-claim if the same is provided for pursuant to Florida law), and (c) any and all contractual and statutory provisions for and any right to an award of attorneys' fees, costs and expenses from Landlord. However, the foregoing provisions of this paragraph 35 shall not prohibit Tenant from bringing a separate lawsuit against Landlord, subject to the other provisions of this Lease.

36.  CONSENTS AND APPROVALS:
     _______________________

     If Tenant requests Landlord's consent or approval under this Lease, and if in connection with such requests Landlord deems it necessary or advisable to seek the advice of its attorneys, archi tects and/or other experts, then Tenant shall pay the actual fee of Landlord's attorneys, architects and/or other experts in connection with the consideration of such request and/or the preparation of any documents pertaining thereto and all costs associated therewith.

37.  RULES AND REGULATIONS:
     ______________________

     Tenant agrees to abide by all rules and regulations ("Rules and Regulations") attached hereto as Exhibit "C" and incorporated herein by this reference, as amended and supplemented from time to time by Landlord in Landlord's commercially reasonable discretion. Landlord will not be liable to Tenant for violation of the same or any other act or omission by any other tenant.

38.  SIGNS:
     ______

     A. Landlord shall have the right to install signs on the interior or exterior of the Building and exterior of the Premises and/or change the Building's name or street address, provided such signs do not materially obstruct the visibility of Tenant's sign on the exterior or interior of the Premises or the Building, all without incurring any liability to Tenant. Tenant shall not install, inscribe, paint or otherwise attach any sign, awning, advertisement or notice on any part of the outside of the Premises or the Building or to any part of the inside of the Premises that is visible from outside of the Premises or which is visible to or from any Common Areas (except as approved by Landlord) without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Any permitted sign shall comply with the require ments of any governmental authority having jurisdiction over the Building. Tenant shall, at its own expense, maintain all permitted signs and shall, on or before the Expiration Date, at its own expense, remove all such permitted signs and repair any damage caused by such removal. Landlord shall have the right to remove all non-permitted signs without notice to Tenant and at the expense of Tenant.

     B. Landlord shall provide a directory in the Building with names of tenants of the Building. The design, form and location of the directory and Tenant's space therein shall be in Landlord's sole and absolute discretion. Any revision required by Tenant in any directory listing(s) will be made by Landlord, at Tenant's expense, within a reasonable time after notice from Tenant of the change making the revision necessary. Tenant shall be responsible for the cost of any signage, if available in Landlord's sole and absolute discretion, in excess of that required to list only Tenant's name in the directory.

     C. In addition to the foregoing signage, Landlord has agreed that Tenant may place signage on the Building's exterior first or second floor street level facades at the Laura and
Forsyth Street corners.    Additionally, Landlord may place an
awning above the main double door entrance to the Building and an awning on the exterior first floor street level facade of the Building in an area that does not obscure Tenant's signage. In the event the Landlord installs such awnings, Tenant shall, in addition to the other signage rights granted herein, have the right to place lettering on such awning stating Tenant's name or the name of the building thereon. The awning and other signage referred to in this Subparagraph C may read "The Jacksonville Bank Building" or "The Jacksonville Bank" at Tenant's discretion. Such signs shall be subject to Landlord's approval as to design, material and installation, with such approval not to be unreasonably withheld, delayed or conditioned, and must comply with all applicable sign ordinances. All costs associated with exterior signage and adding lettering to any awnings installed by Landlord will be at Tenant's sole expense. During the entire Lease Term and any extension or renewal thereof, provided Tenant continues to lease all of the Premises, Landlord shall not rename the Building or provide any other party other than Tenant the right to name the Building without the prior written consent of Tenant. Such prohibition shall not operate to prevent Landlord from granting roof signage rights to a third party.

     D. Landlord agrees that provided Tenant has not been in material default hereunder beyond any applicable cure period and is then leasing a minimum of 25,000 rentable square feet in the Building, Tenant shall have a one time right of refusal to place a sign on the roof (the "Roof Sign") of the Building if Landlord offers such signage, which right of first refusal shall be on the same terms and conditions offered by Landlord and agreed to in writing by a bona fide third party tenant or prospective tenant of not less than

25,000 rentable square feet in the Building. Landlord shall provide the terms of such offer to Tenant for review and Tenant shall then have (10) days after receipt to either accept or reject such offer.  If Tenant elects to accept such offer,
Tenant will not be required to modify this Lease other than to incorporate the material terms of the offer. In no event will Tenant be required to alter the size or layout of the Premises or increase the Rent (other than to assume payment obligations directly attributable to the Roof Sign rights being offered) as a condition to accepting such offer. The Roof Sign shall be subject to Landlord's approval as to design, material and installation, and may read either "The Jacksonville Bank Building" or "The Jacksonville Bank", with such approval not to be unreasonably withheld, delayed or conditioned, and must comply
with all applicable sign ordinances.   Further, Landlord agrees
that so long as Tenant is not in default and continues to lease not less than 12,000 rentable square feet, including Suite 120 as a banking operation, Landlord shall not grant roof signage to another bank, credit union or savings and loan association. Provided further, that Landlord agrees that so long as Tenant has not been in material default hereunder, which was not promptly cured, and continues to lease not less than 12,000 rentable square fee, including Suite 120 as a banking operation, Landlord shall not lease any portion of the Building to any bank, credit union, or savings and loan association for use as a retail banking operation.

     E. Notwithstanding any term of this Lease to the contrary, Tenant's rights arising pursuant to subparagraphs C and D above, are personal to The Jacksonville Bank, and shall not be assignable to any entity except a bank, savings and loan association or credit union who is the corporate successor by acquisition, merger or reorganization to The Jacksonville Bank.

39.  LIMITED AUTHORITY OF LEASING AGENT:
     ___________________________________

     Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Premises or any other space or premises in, on or about the Building, but only a solicitation of an offer to lease from Tenant. Until Landlord has approved, by execution of this Lease, a specific offer by a prospective tenant to lease, Landlord's authorized leasing agent or Managing Agent shall have no authority to execute or deliver this instrument or to make offers binding upon Landlord. This instrument becomes effective as a Lease only upon lawful execution and delivery by both Tenant and Landlord or Landlord's authorized agent.


40.  SUCCESSORS AND ASSIGNS:
     _______________________

     This Lease will be binding upon and inure to the benefit of the respective heirs, personal and legal representatives, successors and permitted assigns of the parties hereto.

41.  QUIET ENJOYMENT:
     ________________

     In accordance with and subject to the terms and provisions of this Lease, Landlord warrants that it has full right to execute and to perform under this Lease and to grant the estate demised and that Tenant, upon Tenant's payment of the required Rent, Overhead Rent and Additional Rent and performance of all of the terms, conditions, covenants, and agreements contained in this Lease, shall have the right to peaceably and quietly have, hold and enjoy the Premises during the full Lease Term.

42.  ENTIRE AGREEMENT:
     _________________

     This Lease contains the entire agreement between the parties hereto regarding the subject matters referenced herein and supersedes all prior oral and written agreements between them regarding such matters. This Lease may be modified only by an agreement in writing dated and signed by Landlord and Tenant after the date hereof. For the purposes of this Lease only, if Landlord executes a written modification of this Lease, Landlord shall be deemed to have received any required lender's or mortgagee's approval of such modification.

43.  HAZARDOUS SUBSTANCES:
     _____________________

     A. Tenant shall not cause or permit any Hazardous Substances, as defined in paragraph 43E below, to be brought upon or kept or used in or about the Premises or the Building by Tenant, its agents, employees, contractors, or invitees, unless
(a) such Hazardous Substances are necessary for Tenant's business (and such business is a permitted use under paragraph 5 of this Lease) and (b) Tenant first obtains the written consent of Landlord.

     B. Tenant shall at all times and in all respects comply with all local, state, and federal laws, ordinances, regulations, and orders (collectively, "Hazardous Substances Laws") relating to industrial hygiene, environmental protection, or the use, analysis, generation, manufacture, storage, disposal, or transportation of any Hazardous Substances.

     C. Upon expiration or earlier termination of the term of the Lease, Tenant shall cause all Hazardous Substances to be removed from the Premises (except such Hazardous Substances, if any, as were located in the Premises prior to the commencement of Tenant's occupancy thereof and except such Hazardous Substances, if any, that are or become located in the Premises as a result of the acts or omissions of any party other than Tenant or Tenant's agents, employees and independent contractors)and to be transported for use, storage, or disposal in accordance and compliance with all applicable Hazardous Substances Laws; provided, however, that Tenant shall not take any remedial action in response to the presence of any Hazardous Substances in or about the Premises or the Building, nor enter into any settlement agreement, consent decree, or other compromise in respect to any claims relating to any Hazardous Substances in any way connected with the Premises, or the Building, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene, or otherwise appropriately assert and protect Landlord's interest with respect thereto.

     D. If at any time Tenant shall become aware, or have reasonable cause to believe, that any Hazardous Substance has come to be located within the Building, Tenant shall, immediately upon discovering such presence or suspected presence of the Hazardous Substance, give written notice of that condition to Landlord. In addition, Tenant shall immediately notify Landlord in writing of (i) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed, or threatened pursuant to any Hazardous Substances Laws, (ii) any claim made or threatened by any person, governmental entity or agency, or any entity against Tenant, the Premises, or the Building relating to damage, contribution, cost recovery, duty, cleanup report, contamination, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substances, and (iii) any reports made to any local, state, or federal environmental agency arising out of or in connection with any Hazardous Substances in or removed from the Premises, or the Building including any complaints, notices, warnings, or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five
(5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, or asserted violations relating in any way to the Premises, the Building or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Substances removed from the Premises or the Building.

     E. For purposes of this Lease, the term "Hazardous Substances" means and includes without limitations: (i) any toxic or hazardous substances or materials, petroleum or other pollutants and substances, whether or not naturally occurring, including without limitation, asbestos, polychlorinated biphenyls, radon gas and methane gas, generated, treated, stored or disposed of, or otherwise deposited in or located on or under the property on which the Building is located, including without limitation, the surface and subsurface waters of the property on which the Building is located; and (ii) any substance or material regulated by the: (aa) the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. 69901 et seq., or any similar state law or local ordinance; (bb)

Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. 9601-9657, or any similar state law or local ordinance or any other environmental law;
(cc) Federal Water Pollution Control Act, 33 U.S. C. 1251 et seq., or (dd) the Clean Air Act, 42 U.S.C. 7401 et seq., or any similar state law or local ordinance; (ee) Chapter 403, Florida Statutes and any substance defined therein as a "Hazardous Substance" or "Hazardous Waste", or (iii) any substances or conditions in, on or under the Building which may support a claim or cause of action under RCRA, CERCLA or any other federal, state or local environmental regulatory requirement, law, act, ordinance, rule or regulation, including the presence of any underground storage tanks or underground deposits located on the Building.
     F. Tenant shall indemnify, defend (by counsel acceptance to Landlord), protect, and hold harmless Landlord, and each of Landlord's partners, directors, officers, employees, agents, Managing Agents, attorneys, successors, and assigns, from and against any and all claims, liabilities, penalties, fines, judgments, forfeitures, losses (including, without limitation, diminution in the value of the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or the Building), costs or expenses (including attorneys' fees, consultant fees, and expert fees) for the death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (A) the presence in, on, under, or about the Premises or the Building, or any discharge or release in or from the Premises or the Building of any Hazardous Substances (except such Hazardous Substances, if any, as were located in the Premises prior to the commencement of Tenant's occupancy thereof and except such Hazardous Substances, if any, that are or became located in the Premises as a result of the acts or omissions of any party other than Tenant or Tenant's agents, employees or independent contractors) or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge, or generation of Hazardous Substances to, in, on, under, about, or from the Premises or the Building, or (B) Tenant's failure to comply with any Hazardous Substances Law. Tenant's obligations under this paragraph shall include, without limitation, and whether foreseeable or unforeseeable, any and all costs incurred in connection with any investigation of site conditions, and any and all costs of any required or necessary repair, cleanup, detoxification, or decontamination of the Premises or the Building (including, without limitation, the soil and ground water on or under the Building), and the preparation and implementation of any closure, remedial action, or other required investigations, reports or plans in connection therewith. Tenant's obligations under this paragraph shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provisions hereof, any act or omissions of Tenant, or by Tenant's Agents, employees, agents, assignees, contractors, or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful, or unlawful), shall be strictly attributable to Tenant.

44.  MISCELLANEOUS:
     ______________

     A. If Tenant has a Lease for other space in the Building, any default by Tenant under such Lease will constitute a default hereunder.

     B. If any term or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or condition to persons or circum stances other than those as to which it is held invalid or unen forceable, is not to be affected thereby and each term and condi tion of this Lease is to be valid and enforceable to the fullest extent permitted by law. This Lease will be construed in accord ance with the laws of the State of Florida.

     C. Tenant acknowledges that it has not relied upon any statement, representation, prior or contemporaneous written or oral promises, agreements or warranties by or from Landlord, the Managing Agent or any other person or entity, except such as are expressly set forth herein, and agrees that all of the terms and conditions of all agreements in regard to the Premises are set forth fully herein.

     D. Tenant will pay before delinquency all taxes assessed during the Lease Term against any occupancy interest of Tenant in the Premises or personal property of any kind owned by or placed in, upon or about the Premises by Tenant.

     E. If Tenant, with Landlord's consent, occupies the Premises or any part thereof prior to the beginning of the Lease Term, all provisions of this Lease will be in full force and effect commencing upon such occupancy, and Rent and Additional Rent, where applicable, for such period will be paid by Tenant at the same rate herein specified.

     F. Each Party represents and warrants that it has not dealt with any agent or broker in connection with this transac tion except Garnett Commercial Real Estate, Inc. Landlord shall be solely responsible for any agency or commission fee due Garnett Commercial Real Estate, Inc. arising out of this lease transaction. If either parties' representation and warranty proves to be untrue, such party will indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the expiration of the Lease Term.

     G. Neither this Lease nor any memorandum hereof will be recorded by Tenant.

     H.   DELETED.
          ________

     I. All Exhibits, Addenda and Work Letter (if applicable) referenced herein or attached hereto form a part of this Lease and are incorporated into the Lease by this reference.

     J. Whenever in this Lease the context allows, the word "including" will be deemed to mean "including without limitation," words of gender shall be construed to include any other gender, words in the singular number shall be construed to include the plural unless the context otherwise requires, and all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person, persons or entity may require.

     K. This Lease does not create, nor will Tenant have, any express or implied easement for or other rights to air, light or view over or about the Building or any part thereof.

     L. Landlord reserves the right to use, install, monitor, and repair pipes, ducts and conduits within the walls, columns, and ceilings of the Premises.

     M. Any acts to be performed by Landlord under or in connection with this Lease may be delegated by Landlord to its Managing Agent or other authorized person or firm.

     N. It is acknowledged that both parties hereto have contributed substantially to the content of this Lease.
Accordingly, this Lease shall not be more strictly construed against either party hereto by reason of the fact that one party may have drafted or prepared any or all of the terms and provisions hereof.

     O. Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant's business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates, (iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, the Tenant agrees to use its best efforts not to disseminate in any manner whatsoever (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review), the terms and conditions of the Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved.

     P. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several.

     Q. Landlord has made no inquiries about and makes no representations (express or implied) concerning whether Tenant's proposed use of the Premises is permitted under applicable law, including applicable zoning law. In the event Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

     R. Landlord may from time to time employ or contract with one or more individuals or entities to act on behalf of Landlord in the management, operation and maintenance of the Building. Such individuals or entities shall herein be referred to as the "Managing Agent" or "Managing Agents" of Landlord. In all instances in which Tenant herein agrees to indemnify or hold Landlord harmless, or to provide insurance in favor of Landlord, or to waive or release subrogation rights, the term Landlord shall be deemed to include the past and present Managing Agents and their officers, directors, partners, employees and agents.

     S. If it shall be necessary for either party to this Lease to bring suit to enforce any provision hereof or for damages on account of any breach of this Lease, the prevailing party on any issue in any such litigation and any appeals therefrom shall be entitled to recover from the other party, in addition to any damages or other relief granted as a result of such litigation, all costs and expenses of such litigation and a reasonable attorneys' fee as fixed by the court.

     T. Nothing herein shall create any relationship between the Landlord and Tenant other than that of Landlord and Tenant. It is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business or a joint venturer or a member of a joint or common enterprise with Tenant.

     U. If Tenant is a corporation, partnership or any other form of business association or entity, Tenant is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this lease constitutes a valid and binding obligation enforceable in accordance with its terms. Tenant shall provide Landlord with corporate resolutions or other proof in a form acceptable to Landlord, authorizing the execution of this lease at the time of such execution.

     V. Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay Rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by reason of any cause beyond Landlord's reasonable control, excepting the financial condition of Landlord, including, but not limited to Acts of God, strikes, labor troubles, shortage of materials, governmental preemption in connection with a national emergency or by reason of any rule, order or regulations of any governmental agency or by reason of war, hostilities or similar emergency.

     W.   Time is of the essence of each provision of this Lease.

     X. Tenant, for itself and for all persons claiming by, through or under it, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises.

     Y. The venue of any suit or proceeding brought for the enforcement of or otherwise with respect to this Lease shall always be lodged in the State Courts in and for Duval County, Florida regardless of whether, under any applicable principle of law, venue may also be properly lodged in the courts of any other Federal, State or County jurisdiction, or such other venue within the State of Florida as may be specified by Landlord.

     Z.   RADON GAS NOTIFICATION.

     In accordance with the requirements of Florida Statutes
Section 404.056(8), the following notice is hereby given:

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

     IN WITNESS WHEREOF, the parties have signed and delivered this Lease as of the day and year first above written.

                                   LANDLORD:


_______________________________    ABS LAURA STREET, LLC,
Print Name:____________________    a Florida limited
                                   liability company


_______________________________  By:___________________________
Print Name:____________________            Maurice Nichols
Witnesses                          Its: President and General
					Manager

                                             "Landlord"


________________________________   THE JACKSONVILLE BANK,
Print Name:_____________________   a Florida banking corporation


________________________________ By:__________________________
Print Name:_____________________    Gilbert J. Pomar, III
Witnesses                           As its: President and Chief
                                    Executive Officer

                                             "Tenant"

                            EXHIBIT "A"
                    LEGAL DESCRIPTION/FLOOR PLAN

     The East forty-six (46) feet of Lot 2 and all of Lot 3,
     Block 37, according to Harts Map of the City of Jacksonville, Duval County, Florida.

                          EXHIBIT "B"
			  ___________

                     WORK LETTER AGREEMENT
		     _____________________

          THIS WORK LETTER AGREEMENT (this "Agreement") is made and entered into this ____ day of March, 2004, between ABS LAURA STREET, LLC, a Florida limited liability company ("Landlord") and THE JACKSONVILLE BANK, a Florida banking corporation ("Tenant"). In the event of any inconsistencies between this Agreement and the Lease dated concurrently herewith to which this Agreement is attached as Exhibit "B", this Agreement shall control. Capitalized terms used in this Agreement shall, unless otherwise specifically set forth herein, have the same meanings as in the Lease.


                      W I T N E S S E T H:

          WHEREAS, the Landlord and Tenant have executed a Lease this date and, in connection therewith, are entering into this Agreement for the construction of certain leasehold improvements of and to the Premises referenced in the Lease;

          WHEREAS, (i) Tenant will employ a general contractor reasonably acceptable to Landlord to do all work referenced herein in accordance with the terms and provisions hereof; and

          WHEREAS, the parties agree and acknowledge that, for purposes of this Agreement only, the Premises contain usable (as opposed to rentable as referred to in the Lease) square feet of space. Nothing in this Agreement, however, shall be deemed to modify or amend the provisions of the Lease dealing with the net rentable square footage of the Premises or the Building.

          NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable considerations, receipt and adequacy of which is hereby acknowledged, Landlord and Tenant agree as follows:

                           SECTION 1
                           RECITALS
			   _________

1.01 Landlord and Tenant agree to the recitals set forth above and acknowledge that each of same is true and correct and by this reference is hereby incorporated into this Agreement.

                           SECTION 2
                    LANDLORD'S STANDARD WORK
                    ________________________

2.01 Notwithstanding anything contained in this Agreement to the contrary, for the purposes hereof, there shall be no "Landlord's Standard Work" and all work to be performed hereunder shall be considered "Tenant's Non-Standard Work". Provided, however, Landlord shall be responsible for the build-out of the Common Areas and corridors located on the 10th floor adjacent to the 10th floor portion of the Premises in a manner in keeping with other first class office buildings located in the greater Jacksonville, Florida area. Landlord's build-out of said Common Areas shall be completed concurrently with the final completion of Tenant's Non-Standard Work.

                           SECTION 3
         TENANT'S NON-STANDARD WORK (NON-BUILDING STANDARD)
	 __________________________________________________

3.01           Deleted.

			Exhibit B (Page 1)

3.02 Tenant shall, in accordance with this Agreement, install the Tenant's Non-Standard Work.

                           SECTION 4
            RESPONSIBILITIES OF LANDLORD AND TENANT
	    _______________________________________

4.01      Tenant has provided or will provide Landlord with
          all necessary information, including such information relating to Tenant's Non-Standard Work, to enable Landlord to review the proposed space plan for the
          Premises.   The space plan willset forth the conceptual
          site plan for the Premises.   Landlord will promptly
          review the space plan and provide comments or approval to Tenant within five (5) business days of the receipt thereof. Tenant shall promptly incorporate or address Landlord's reasonable comments and revise the space plan accordingly. Tenant shall resubmit the revised space plan to Landlord for review. The parties will act in good faith to resolve any issues with respect to said plans. The cost of producing the space plan and any revisions thereof, if reasonably necessary, shall be borne by Tenant. Subsequent space planning and the cost of producing all additional plans, specifications and cost estimates as may be required in this Agreement shall be paid by Tenant. The approved space plan shall form the basis for completion of the Final Working Drawings, as hereinafter defined.

4.02 Based upon the approved space plans , Tenant shall prepare a budget setting forth the cost of all of the then identified work, the approved space plans and budgets constituting the "Final Working Drawings". The Final Working Drawings shall be sufficiently detailed and in a form suitable for obtaining all necessary permits from the City of Jacksonville to commence construction of the "Improvements. The Final Working Drawings will be approved by Landlord within five (5) business days of the receipt thereof and initialed thereon by both parties and will set forth, in addition to other items, the quality and quantity of the following:

          4.02-1 Partitions, doors, electrical and telephone outlets;

          4.02-2 Equipment requiring electrical power, such as copiers, appliances, word processors, computers, and computer-related equipment;

          4.02-3    Furniture, fixtures, including trade
                    fixtures, cabinets and counters;

          4.02-4    Lighting;

          4.02-5    Plumbing fixtures;

          4.02-6    Special finishes to floors, walls and
                    ceilings; and

          4.02-7 Special mechanical, electrical, or structural requirements, special features, facilities or additions.

                           SECTION 5
                           FINANCIAL
			   _________

5.01 As long as Tenant has duly kept and performed all terms and conditions to be kept and performed by Tenant under the Lease, Landlord agrees to expend $20.00 per useable square foot as a Tenant build-out allowance, not to exceed a total to $209,620.00.

5.02 If Tenant's Non-Standard Work requires or will require, pursuant to the Final Working Drawings, expenditures for installation and completion in excess of the amount agreed to be contributed by Landlord set forth in Section 5.01 above (the "Tenant's Extra Work") Tenant will pay directly to the contractor performing Tenant's Extra Work all costs related to Tenant's Extra Work

			Exhibit B (Page 2)
          which exceeds the amount payable in Section 5.01 above, which will include, but not be limited to, the following:

          5.02-1    The cost of the professional services
                    (including services of architects, engineers and consultants) required to incorporate Tenant's
                    Extra Work into the Final Working Drawings;

          5.02-2    The cost of materials of Tenant's Work
                    materials and the cost of installing such materials; and

          5.02-3 The cost of any structural changes in the Building.


5.03 Tenant shall pay all amounts due for the Tenant's Extra Work and shall provide Landlord evidence of said payments and copies of releases of lien and partial releases of lien evidencing such payment. Landlord shall disburse its allocated cost of construction referenced in 5.01 above directly to Tenant either in installments to pay for constructions costs on a monthly basis contingent upon lien releases and prior funding of all excess funds by Tenant or, at Tenant's option, as a lump sum reimbursement after construction is completed and all lien rights have been released.

5.04 If any payments due under this Agreement are not paid within twenty (20) days after receipt of the original billing, such non-payment shall be a default under this Agreement and the Lease and the Landlord shall have all remedies available under the Lease in the event of default, including, but not limited to, the stoppage of all work to be performed under this Agreement. Should Landlord seek to stop work under this Agreement due to a monetary default of Tenant under this Agreement or the Lease, Tenant shall have no set-off or abatement of Rent or Additional Rent under the Lease and further Tenant shall make no claim against Landlord for any damages whatsoever, actual or consequential, including any claims or damages for holdover rent of a prior tenancy or as a result of a delay in taking occupancy of the Premises under the Lease.


                           SECTION 6
                CONSTRUCTION OF IMPROVEMENTS AND
                    LEASE COMMENCEMENT DATE
                    _______________________
6.01 Within five (5) days of completion and delivery of the Final Working Drawings to Tenant, Landlord shall give (or be deemed to have given) written authorization to complete the Premises and install the Improvements in accordance with the Final Working Drawings and Tenant's contractor shall commence such work and install the Improvements in accordance with the Fifnal Work and Drawings. In the absence of such proper authorization to complete, Tenant shall not be obligated to commence work on the Premises, but may elect to do so.

          The parties estimate that the Premises will be substantially completed on or before September 1, 2004 ("Estimated Completion Date"), unless extended by other provisions of this Agreement. Landlord shall not be responsible for delays unless caused by Landlord. During construction of the Premises, Tenant shall promptly pay monthly for Improvements and installation thereof as provided in Section 4 hereof. Final billing shall be rendered and promptly payable upon acceptance of the Premises by Tenant in accordance with the terms of the Lease and this Agreement.

6.02 If Tenant shall require any changes, Tenant shall request such change in writing to Landlord and such request will be accompanied by all plans and

			Exhibit B (Page 3)
          specifications at Tenant's expense necessary to show and explain changes from the approved Final Working
          Drawings. Landlord shall have five (5) business days to approve or disapprove of such changes.

6.03 (a) In the event the actual completion date ("Completion Date") should occur beyond the Estimated Completion Date by a reason solely and directly attributable to Landlord, then the actual Completion Date and the Rent Commencement Date will be extended one day for each day of such delay. However, if the Rent Commencement Date is extended by any of the provisions of this Section 6 Landlord shall have no liability to Tenant or any other party for any of Tenant's holdover rent in a prior tenancy or any other liability whatsoever.

          (b) In the event that the actual Completion Date should occur beyond the Estimated Completion Date due to causes beyond Landlord's control, including but not limited to, those set out in Section 6.03(c) hereof, then, again, one day shall be added to the actual Completion Date and the Rent Commencement Date.

          (c) Notwithstanding any provision of this Agreement to the contrary, Landlord shall have no liability for failure to complete the Improvements on the date specified in any completion notice or on any date specified in any estimate or schedule, if such date cannot be met due to causes beyond the reasonable control of Landlord, or if such delay includes, but is not solely attributable to, in whole or in part, acts of God, civil strife, riots, strikes, governmental action, shortages of equipment or supplies.

6.04 (a) In the event the actual Completion Date should occur beyond the Estimated Completion Date for any reason attributable to Tenant, Tenant's Contractor, or Tenant's Agents, then no adjustment shall be made to the Estimated Completion Date or the actual Completion Date or Rent Commencement Date.

                           SECTION 7
              SUBSTANTIAL COMPLETION AND OCCUPANCY
              ____________________________________

7.01 Substantial completion of the Improvements (the "Completion Date") under this Agreement and the Lease, including Landlord's Standard Work, Tenant's Non-Standard Work and Tenant's Extra Work, will be deemed to be the date that the Premises are substantially complete and ready for occupancy by Tenant, as reasonably determined by Tenant's architect (notwithstanding that minor details of construction, decoration or mechanical adjustment remain to be done, which work will be set forth in a "Punch List" to be attached to this Agreement at that time).


7.03 In the event that due to delays contemplated hereunder the Completion Date will be delayed beyond the Lease Commencement Date, (i) Tenant shall give to Landlord written notice setting forth the proposed Completion Date and the revised Lease Commencement Date and revised Rent Commencement Date, if applicable, and
          (ii) thereafter, Landlord and Tenant shall execute a final Memorandum of Lease setting forth the aforesaid dates and attaching same to the Lease.

                           SECTION 8
                       SPECIAL PROVISIONS
		       __________________

8.01 Landlord has agreed that Tenant shall utilize the services of Tenant's own general contractor, subject to Landlord's reasonable approval. If Tenant utilizes Tenant's general contractor for completion of the Landlord's and

			Exhibit B (Page 4)

          Tenant's hereunder, such contractor shall be subject to all terms and conditions of this Agreement, and requirements of Landlord with respect to general contractor's working in the Building, including the provision of necessary insurance and where appropriate, surety bonds.

8.02 Landlord has agreed that it shall assist Tenant in providing input for Tenant's preliminary space plan for the Premises. Further, Landlord has given conceptual approval to building modification necessary to create a direct street entrance for Tenant's proposed banking facility in Suite 120, a reconfiguration of the Building's corner at Forsyth and Laura Streets, and the construction of an ATM accessible from outside the Building at the Forsyth Street facade.

8.03 In the event that Tenant shall request that Landlord provide a Tenant Improvement allowance in excess of that set forth in Section 5.01 above, Landlord is agreeable to considering a reasonable increase of same, provided that the additional expenses shall be amortized over the initial term of the Lease, with Landlord requiring a 9.5% net annual return of said additional funds.

8.04 Any systems or components installed by Tenant must coordinate with Landlord's building systems (i.e., security and fire alarm, access systems, surveillance system, and high efficiency lighting systems). Tenant shall be responsible for sprinkler head turndown below the ceiling and Tenant's HVAC distribution system (from Landlord's terminal units provided at 1 per 1,000 usable square feet) as part of Tenant's build-out.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.


                                   LANDLORD:

                                   ABS LAURA STREET, LLC
                                   a Florida limited liability
                                   company


Print Name:                        By:___________________________
                                        Maurice Nichols
                                   Its: President and General
                                   Manager

Print Name:                                  [SEAL]
Witnesses




                                   TENANT:

Print Name:                        THE JACKSONVILLE BANK,
                                   a Florida banking
                                   corporation

Print Name:
Witnesses                          By:__________________________
                                         Gilbert J. Pomar, III
                                   Its: President and Chief
                                   Executive Officer

                                             [SEAL]

			Exhibit B (Page 5)

                           EXHIBIT C

                     RULES AND REGULATIONS
                     _____________________


          1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, and halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Premises.

          2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by Landlord.

          3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Premises. In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and the directory shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a size and style acceptable to the Landlord.

          4. Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant at the Premises, nor advertise for labor giving an address at the Premises. The Premises shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purposes. The Premises shall not be used for the manufacture, storage, or sale of merchandise, goods or property of any kind whatsoever.

          5. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageway or other public places in the Building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels or other articles be placed on the window sills. No materials shall be placed in the corridors or vestibules nor shall any articles obstruct any air conditioning supply or exhaust vent.

          6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant, its servants, employees, agents, or licensees shall be borne by Tenant.

          7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission. Neither Tenant nor Tenant's Agents including, but not limited to, electrical repairmen and telephone installers, shall lift, remove or in any way alter or disturb any of the interior ceiling materials of the Premises or Building, nor shall any of same have any access whatsoever to the area above the interior ceiling of the Premises or the

			Exhibit C (Page 1)

Building except with the prior written consent of Landlord and in accordance with guidelines established by Landlord.
No antennas shall be permitted.

          8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any Tenant on said Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises. No spaces heaters are permitted.

          9. Landlord shall have the right to retain a passkey and to enter the Premises at any time, to examine same or to make such alterations and repairs as may be deemed necessary, or to exhibit same to prospective Tenants during normal Business Hours.

          10. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of doors, windows, or skylights, or down the passageways.

          11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of its tenancy, restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

          12. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

          13. All removals, or the carrying in or out of any safes, freight, furniture or other bulky matter or heavy articles of any description must take place during the hours which the Landlord or its agent may determine from time to time. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by pre-arrangement before performance. Such pre-arrangements initiated by Tenant will include determination by Landlord, subject to its decision and control, of the time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. Any damage done to the Building or to other Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

          14. Tenant agrees that all machines or machinery placed in the Premises by Tenant will be erected and placed so as to prevent any vibration or annoyance to any other Tenants in the Building of which the Premises are a part, and it is agreed that upon written request of Landlord, Tenant will, within ten (10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or all machines or machinery placed in the Premises.

          15. Each Tenant shall, at its expense, provide artificial light for the employees of the Landlord while providing janitor service or other cleaning, and in making repairs or alterations in said Premises.

          16. The requirements of Tenant will be attended to only upon written application at the office of the Building.
Employees of Landlord shall not receive or carry

			Exhibit C Page 2)
messages for orto any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's
Agents, employees, or invitees.
          17. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

          18. Tenant shall have the free use of the mail chutes, if any, installed in the Building, but the Landlord in no wise guarantees efficiency of the said mail chutes and shall be in a no wise responsible for any damage or delay which may arise from use thereof.

          19. Landlord will not be responsible for lost, stolen, or damaged property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when said area is locked against entry or not.

          20. Landlord specifically reserves the right to refuse admittance to the Building from 7 p.m. to 7 a.m. daily, or on Saturdays, Sundays or legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's judgment, should be denied access to the Premises. Landlord, for the protection of the Tenant and Tenant's effects, may prescribe hours and intervals during the night and on Saturdays, Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance and departure, in a register provided for that purpose by the Landlord.

          21. No Tenant, nor any of Tenant's Agents, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance.

          22. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Premises, and for the preservation of good order therein and any such other or further rules and regulations, shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

			Exhibit C (Page 3)

                          EXHIBIT "D"

TERM COMMENCEMENT AND EXPIRATION AGREEMENT

     THIS AGREEMENT, made this _______ day of ____________, 20__, by and between ABS LAURA STREET, LLC, a Florida limited liability company (herein "LANDLORD") and THE JACKSONVILLE BANK, a Florida banking corporation (herein "Tenant").

W I T N E S S E T H :

     WHEREAS, LANDLORD and Tenant have entered into that certain
Lease dated _______________, 2004 ("Lease") for space within the 100 Laura Street located at 100 North Laura Street, Suite 100,
Jacksonville, Florida 32202; and

     WHEREAS, LANDLORD and Tenant wish to set forth their agreements as to the commencement of the Term of this Lease.

     NOW, THEREFORE, in consideration of the Premises as described in this Lease and the covenants set forth therein, LANDLORD and Tenant agree as follows:

     1.   The Lease Commencement Date was ______________, 200__.

     2.   The Expiration Date of this Lease shall be
______________, 200__.

     3.   Pursuant to Rider C. __ Tenant has __________ (__)
Extension Options of ______ (__) years each.

     4.   The Rent Commencement Date was ______________, 200__.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

_______________________________       ABS LAURA STREET, LLC,
Print Name:____________________       a Florida limited
                                      liability company


_______________________________  By:___________________________
Print Name:____________________            Maurice Nichols
Witnesses                           Its: President and General
					 Manager

                                             "Landlord"


_______________________________      THE JACKSONVILLE BANK,
Print Name:____________________      a Florida banking
                                     corporation


_______________________________  By:_____________________________
Print Name:____________________        Gilbert J. Pomar, III
Witnesses                           As its: President and Chief
                                    Executive Officer

                                             "Tenant"

                          EXHIBIT "E"

    NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT
    _______________________________________________________

                       ___________, ____

To:  ____________________
     ____________________
     ____________________

Re: Lease dated _______________, 2004 (together with all amendments thereto the "Lease")

Landlord: ABS LAURA STREET, LLC ("Landlord")

Tenant:   THE JACKSONVILLE BANK ("Tenant")

Premises: Suites 120 and 1000, 100 North Laura Street,
          Jacksonville Florida ("Premises")

Gentlemen:

     We are the current Tenant under the Lease. We give you this certificate to permit you to rely on it as conclusive evidence of the matters stated below. We warrant and represent to you as follows:

     1.   Either: [   ] Attached hereto is a true, correct, and
          complete copy of the Lease, including all assignments, amendments, supplements, and modifications thereto, if any, or [ ] the Lease is a verbal month-to-month lease. If written, the Lease has not been otherwise assigned, amended, supplemented or modified as of the date hereof and is the only lease between the Tenant and the Landlord affecting the premises.

     2.   Summary of Lease Terms:

          Lease Term Commenced:
                                           ________________________
          Lease Term Expires:
                                           ________________________
          Current Monthly Base Rent:
                                           $_______________________
          Security Deposit:
                                           $_______________________

          Monthly Base Rent Paid Through:  ________________________

          Prepaid Rental for and in the Amount of: $______________________


_______________________________

	NOTE: Tenant shall disclose in this form upon execution hereof any factual matter contained herein which is otherwise inaccurate in the form.

     3.   We are in sole possession of and are occupying the Premises.
          We have not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred our interest in the Lease or the Premises, except as follows:










     4. The Lease is in full force and effect and is binding and enforceable against us in accordance with its terms. To the best of our knowledge, neither ourselves, as Tenant, nor the Landlord, is in default under the terms and conditions of the Lease. We have no claim against the Landlord with respect to the Lease, the Premises, or the common areas, defense or counterclaims against the rent or other charges payable by us under the Lease. We accept the Premises in its current condition and we are not aware of any defect in the Premises.

     5. There are no other agreements, written or oral, between the Landlord and ourselves relating to our occupancy of the Premises.

     6. We have no options or rights (and have not exercised any option or rights) to renew, extend, amend, modify, or change the term of the Lease.

     7. We have no right of first refusal to purchase, right of first offer to purchase, or option to purchase the Premises (or any portion thereof). We have no other interest in any other part of the building, of which the Premises form a part, or to any personal property appurtenant thereto or used in connection therewith.

     8. No rent has been collected in the current month other than as provided for in the Lease. We have not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind.

     9. We have deposited the Security Deposit stated above with Landlord, and none of the Security Deposit as set forth above has been applied by Landlord to the payment of rent or any other amounts due under the Lease. Pursuant to the terms of the Lease, we are not entitled to earn any interest on said security deposit.

     10.  [ALTERNATIVE TO BE ADDED IF ADDRESSED TO A LENDER]

          (a) We understand that you (the "Lender") are the owner and holder of a promissory note secured by a mortgage dated *____________,20**, and recorded in Official Records Volume *___, beginning at page *___, of the current public records of Duval County, Florida (hereinafter referred to as the "Mortgage"), constituting a first lien upon real property described therein (hereinafter referred to as the "Real Property"). By execution hereof, we acknowledge that the Lease shall at all times continue to be subject and subordinate in all respects to the Mortgage and to all advances, renewals, refinancing, and extensions thereof, subject to the terms and conditions of this Agreement. By acceptance hereof, the Lender understands and agrees that so long as Tenant is not in default in the payment of rent, additional rent, other charges, or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Lender in Tenant's possession, enjoyment, use, and occupancy of the Premises under the Lease during the original or any renewal term of the Lease or any extension thereof.

          (b) We acknowledge and agree that if the interest of Landlord shall be acquired by Lender, by reasons of foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or by any other method, and Lender succeeds to the interest of Landlord under the Lease, the Lease and the rights of Tenant thereunder shall continue in full force and effect as though the Mortgage had not been foreclosed and shall not be terminated or disturbed except in accordance with the terms of the Lease. Tenant shall be bound to Lender and Lender shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, with the same force and effect as if Lender were Landlord under the Lease. In the event of sale or assignment of Landlord's interest in the Premises or in the event of any proceedings brought for the foreclosure of, or any exercise of power of sale under the Mortgage, Tenant agrees to attorn to Lender and recognize Lender as Landlord under the Lease, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party thereto immediately upon Lender's succeeding to the interest of Landlord under the Lease and Tenant hereby agrees that Lender shall not be responsible or liable in any way for any default under the Lease occurring prior to the time Lender obtains title to the Real Property and is entitled to actual, unrestricted possession of the Premises.

          (c) In addition to the provisions of this Agreement, by delivery hereof, we acknowledge and agree that Lender shall not in any way or to any extent be:

               (i)  liable for any act or omission of any
                    landlord (including Landlord); or

               (ii) subject to any offsets or defenses which
                    Tenant might have against any prior landlord
                    (including Landlord); or

               (iii)bound by any rent or additional rent
                    which Tenant might have paid for more than thirty (30) days in advance to any prior landlord (including Landlord); or

               (iv) bound by any agreement or modification of the
                    Lease from the date hereof made without
                    Lender's consent; or

               (v) in any way responsible for any deposit or security which has been delivered to Landlord but which was not subsequently delivered to Lender.

     11. All notices, demands or requests, and responses thereto, required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been properly given or served and shall be effective upon being deposited in the United States Mail, postage prepaid and registered or certified with return receipt requested; provided, however, the time period in which a response to any notice, demand, or request must be given shall commence on the date of the receipt of the return receipt of the notice, demand, or request by the addressee thereof. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt as of the date of the first attempted delivery of the notice, demand, or request sent. Any such notice if given to Landlord shall be addressed as follows:

                    *_________________________
                    *_________________________
                    *_________________________
                    Attention: *_____________________

               if given to Lender shall be addressed as follows:

                    *_________________________
                    *_________________________
                    *_________________________

               if given to Tenant shall be addressed as follows:

                    *_________________________
                    *_________________________
                    *_________________________
          or such other address in the United States as Landlord, Lender, or Tenant may, by notice in writing, designate for notice.

                                   LANDLORD:

_________________________________       ABS LAURA STREET, LLC,
Print Name:_______________________      a Florida limited
                                        liability company


_________________________________  By:  ____________________________
Print Name:_______________________            Maurice Nichols
Witnesses                               Its: President and General
					Manager


                                   TENANT:

__________________________________      THE JACKSONVILLE BANK,
Print Name:________________________     a Florida banking
                                        corporation


__________________________________ By:  _____________________________
Print Name:________________________         Gilbert J. Pomar, III
Witnesses                               As its: President and Chief
                                        Executive Officer


STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ___ day of ________, 2004, by Maurice Nichols, as President and General Manager of ABS Laura Street, LLC, a Florida limited liability company, who is personally known to me or has produced _____________ as identification.

                                   _________________________________
                                   Print Name:
                                   Notary Public, State of
                                   Florida at Large
                                   Commission No.:
                                   My Commission Expires:

STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this ___ day of ________, 2004, by Gilbert J. Pomar, III, as President of
The Jacksonville Bank, a Florida banking corporation, who is personally known to me or has produced _____________ as identification.


                                   __________________________________
                                   Print Name:
                                   Notary Public, State of
                                   Florida at Large
                                   Commission No.:
                                   My Commission Expires:

                           ADDENDUM A

                      (SPECIAL PROVISIONS)


     THIS ADDENDUM "A" is made and entered into this ____ day of February, 2004, by and between ABS LAURA STREET, LLC, a Florida limited liability company as Landlord, and THE JACKSONVILLE BANK,
a Florida banking corporation as Tenant.   In the event of  any
inconsistency between this agreement and the Lease dated currently therewith to which this addendum is attached, this addendum shall control. Capitalized terms shall, unless otherwise set forth herein, have the same meaning as in the Lease.

     In consideration of the execution of Lease by Landlord and Tenant, Landlord and Tenant further agree as follows:

     1.  PARKING.

     As long as Tenant is not in default under the terms of the Lease, and subject to the matters set forth herein, Landlord shall assign to Tenant the right to lease twenty-one (21) unassigned non-exclusive parking spaces and four (4) assigned parking spaces in that certain parking garage located at 25 W. Forsyth Street (the "Garage"). For the first three (3) years of this Lease, Landlord shall pay the cost of such spaces. Thereafter, Tenant shall pay the Owner of the Garage for the monthly charges for said spaces, which charges are currently $80.00 and $96.00, respectively, per month but are subject to adjustment. Tenant acknowledges and agrees that Landlord is not directly providing said spaces, and Landlord shall not be responsible for the failure of said spaces or any terms or conditions thereto. Tenant agrees to abide with all rules and regulations of the Garage as my be promulgated from the owner thereof from time to time.

     If Tenant fails to pay parking charges when due, Landlord may by written notice to Tenant, terminate Tenant's right to continue to lease said spaces and further, to declare a default pursuant to the provisions of the Lease.

     Tenant understands that parking spaces in the Garage are reserved for the benefit of the Landlord but are not directly leased by Landlord. Accordingly, Landlord's duty to Tenant is only to provide the right to lease said spaces under the terms and conditions of the agreements between Landlord and the Garage owner. To the extent that Landlord should lose the right to lease said spaces, and as a result thereof, Tenant shall should lose the right to lease said space, then Landlord will take all reasonable efforts to provide substitute spaces for Tenant. Notwithstanding the foregoing, failure of Landlord to obtain said spaces on Tenant's behalf shall not be deemed a default pursuant to the terms of the Lease.

     In addition to the foregoing, Landlord currently has limited parking rights in a surface lot located west of and adjacent to the Garage. For so long as Landlord has control of such lot and is permitted to do so, Landlord will make available to Tenant four (4) spaces in such lot on an "AS IS", "WHERE IS" basis, for Tenant's customers use. Landlord shall have no liability to Tenant to police such spaces or the use thereof, and Tenant shall as a condition to the use thereof, execute such release or indemnification agreements as may be requested to release the Landlord and the lot owner from any and all liability associated with such use. Termination of the use of such spaces resulting from causes outside Landlord's control shall not be an event of default hereunder.

     2.    OPTION TO RENEW.
           ________________

     (i) Provided no Event of Default exists, or situation exists which with notice or passage of time would constitute an Event of Default, Tenant shall have the option to renew the term for five (5) options of five (5) years each (the "Option Terms") ending on or before August 31, 2036, with such renewals commencing at the Termination Date of the then current term of this Lease as stated in Item 9(B) of the Basic Lease Provisions. Tenant shall inform Landlord in writing (the "Notice") of its election of the Option Term at least one hundred eighty (180) days prior to the end of the then current Term. Renewal will be at the same terms and conditions as provided elsewhere herein, except the Initial Basic Annual Rent shall be reset at the beginning of the Option Term pursuant to the methodology set forth below.

     (ii) The Basic Annual Rent Rate for each year during any Option Terms shall be increased by fifty (50) cents per rentable square foot of this Basic Annual Rent in effect during the prior lease year. The Basic Annual Rent as calculated in the previous sentence, shall increase on each anniversary date during the Option Term by fifty (50) cents per rentable square foot per year.

     (iii) In the event Tenant fails to notify Landlord in writing of its intent to exercise its option determined in accordance with the procedure specified above, Landlord is under no obligation to extend the term of the Lease.

     3.  RIGHT OF FIRST REFUSAL.

     From time to time as space containing not less than one hundred (100) usable square feet becomes available on the tenth floor of the Building, or within one hundred eighty (180) days from the execution date of this Lease, space becomes available on the 9th floor of the Building, Landlord shall provide to Tenant in writing a notice of right of first offer, which right shall be subject to the rights of other tenants in the Project as set forth between leases between the Landlord and such tenants. Tenant shall have fifteen (15) days from the delivery of such notice of right of first offer in which to respond to Landlord's offer. Should Landlord have failed to receive any response in such fifteen (15) day period from Tenant, then Landlord shall have no further obligation to Tenant with respect to the space covered and described in such notice of the availability of additional space. Notwithstanding anything to the contrary set forth in this section, should Tenant be in default or should a situation exist which, with notice or passage of time, constitutes an event of default under this lease, then and in that event, Landlord shall have no obligation to provide to Tenant during the pendency of such default notice of a right of first offer and Tenant shall have no right of first offer during any period during which a default exists or a situation exists which with notice or passage of time would constitute a default hereunder. Any space leased by the Tenant under the terms of this paragraph shall be leased at Tenant's then existing lease rates, subject to annual adjustment as provided herein, and on the same terms and conditions set forth herein and shall be leased for a term that shall be coterminous with the Term of this Lease. If Tenant leases such space, Tenant shall be entitled to a tenant improvement allowance calculated as follows: $20.00 per usable square foot, divided by 84, multiplied by number of months remaining in original seven year lease term.


_________________________________       ABS LAURA STREET, LLC,
Print Name:_______________________      a Florida limited
                                        liability company


_________________________________  By: __________________________
Print Name:_______________________            Maurice Nichols
Witnesses                              Its: President and General
				       Manager

                                             "Landlord"


__________________________________      THE JACKSONVILLE BANK,
Print Name:________________________     a Florida banking
                                        corporation


__________________________________ By: __________________________
Print Name:________________________         Gilbert J. Pomar, III
Witnesses                              As its: President and Chief
                                       Executive Officer

                                             "Tenant"